[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

Exhibit 10.46

EQUITY CONTRIBUTION TRI-PARTY AGREEMENT

This EQUITY CONTRIBUTION TRI-PARTY AGREEMENT, dated as of December December 21, 2012 (this “Agreement”), is entered into by and among 2012 V PPA HOLDCO, LLC, a Delaware limited liability company (“Holdings”), 2012 V PPA PROJECT COMPANY, LLC, a Delaware limited liability company (the “Project Company”), and BLOOM ENERGY CORPORATION, a Delaware corporation (“Bloom”).

RECITALS

A. The Project Company has entered into an Amended and Restated Master Energy Server Purchase Agreement with Bloom, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “MESPA”), pursuant to which the Project Company will purchase from Bloom, subject to the terms and conditions set for therein, on-site fuel cell power generating systems (the “Systems”) to be installed on, together with the relevant ancillary facilities and equipment, certain sites located in California.

B. Holdings owns 100% of the equity interests of the Project Company. In order to finance a portion of the purchase price for the Systems, Clean Technologies III, LLC, a Delaware limited liability company (“Clean Technologies”), and Firstar Development, LLC, a Delaware limited liability company (“Firstar”), have entered into the Equity Capital Contribution Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “ECCA”), pursuant to which Clean Technologies and Firstar have agreed, subject to the terms and conditions set for therein, to make capital contributions to Holdings so that, among other things, Holdings may pay certain project costs for the benefit of the Project Company.

C. The parties hereto desire to enter into this Agreement to set forth their understanding with respect to the payment by Holdings, on behalf of the Project Company, of amounts owed to Bloom under the MESPA.

AGREEMENT

NOW, THEREFORE, in consideration of the promises contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS

1.1 Unless otherwise defined herein, all capitalized terms used in this Agreement shall have the meanings provided in the ECCA, a copy of which is attached hereto as Annex A.

1.2 Unless otherwise provided herein, the rules of interpretation set forth in Section 1.2 of the ECCA shall apply to this Agreement, including its preamble and recitals, and are incorporated herein by reference.

1.3 “Administrative Agent” means PE12GVVC (Bloom PPA) LTD., as administrative agent under the Credit Agreement.

1.4 “Credit Agreement” means the Credit Agreement, dated as of December 21, 2012, among the Project Company, PE12GVVC (Bloom PPA) LTD. and PE12PXVC (Bloom PPA) LTD., as lenders, the Administrative Agent and the Collateral Agent.

1.5 “Collateral Agent” means Deutsche Bank Trust Company Americas, as collateral agent under the Credit Agreement.

ARTICLE II.

AGREEMENT TO PAY

2.1 Contributions to Holdings. All amounts contributed by Firstar and Clean Technologies to Holdings pursuant to the ECCA (“Equity Contributions to Holdings”) shall be applied by Holdings in the manner set forth in the ECCA. Funds from Equity Contributions to Holdings that are used by Holdings to pay costs or expenses on behalf of the Project Company shall be deemed capital contributions by Holdings to the Project Company and any funds from Equity Contributions to Holdings that are required under the ECCA to be deposited, or are otherwise deposited, into accounts held by Project Company shall also be deemed capital contributions by Holdings to the Project Company (collectively hereinafter called “Equity Contributions to Project Company”).

2.2 Contributions to Project Company. Holdings agrees to (i) fund in full, for the benefit of the Project Company, any reserves required by the Credit Agreement, including amounts required to be paid by Holdings to Project Company for deposit into the Maintenance Reserve Account (as defined in the Credit Agreement), and (ii) ensure that Equity Contributions to Project Company are made, or deemed to be made, so that the total capital contributed to Project Company shall be (a) as required to enable funding to be available under the Credit Agreement; and (b) not less than [***] of the Project Costs (as defined in the Credit Agreement).

2.3 Membership Interests. The Project Company has issued membership interests to Holdings in consideration for, among other things, the Equity Contributions to Project Company including by the capital contributions that Holdings will be deemed to have made to the Project Company by paying certain costs and expenses on behalf of the Project Company and funding certain required reserves of the Project Company, as set forth in the ECCA and as required under this Agreement.

2.4 MESPA Initial Invoice.

2.4.1 Without limiting the obligations of Holdings in Section 2.1 above, Holdings agrees that, upon the receipt by Holdings of an Investor Initial Funding Date Contribution and Class B Member Initial Funding Date Contribution made by Firstar and Clean Technologies, respectively, pursuant to Section 2.2 of the ECCA, Holdings shall promptly pay, on behalf of the Project Company, all amounts due to Bloom from the Project Company under the MESPA Initial Invoice in relation to which such Investor Initial Funding Date Contribution and Class B Member Initial Funding Date Contribution were made, in all cases subject to Holdings having received sufficient funds to pay such amounts due to Bloom.

[***] Confidential Treatment Requested

2.4.2 Holdings shall be liable for, and shall pay, any interest that accrues pursuant to Section 2.2(e) of the MESPA on the amounts due under such MESPA Initial Invoice.

2.4.3 Bloom agrees that, notwithstanding the provisions of Section 2.2(g) of the MESPA, it shall not suspend performance of its obligations under the MESPA on account of the failure of Holdings to pay when due any amount under a MESPA Initial Invoice.

2.4.4 Bloom (i) agrees that Project Company is hereby released from, and (ii) indemnifies the Project Company against, any claim for, or liability in relation to, all amounts owed to Bloom under the MESPA with respect to any MESPA Initial Invoice. Holdings agrees to be responsible for, and liable to Bloom for, such amounts owed to Bloom notwithstanding that as contemplated under section 2.3.1, Holdings may not have received sufficient funds to pay such amounts.

2.5 MESPA Final Invoice.

2.5.1 Without limiting the obligations of Holdings in Section 2.1 above, Holdings agrees that, upon the receipt by Holdings of an Investor True Up Date Funding Contribution and Class B Member True Up Date Funding Contribution made by Firstar and Clean Technologies, respectively, pursuant to Section 2.5 of the ECCA, Holdings shall promptly pay, on behalf of the Project Company, all amounts due to Bloom from the Project Company under the MESPA Final Invoice in relation to which such Investor True Up Date Funding Contribution and Class B Member True Up Date Funding Contribution were made, in all cases subject to Holdings having received sufficient funds to pay such amounts due to Bloom.

2.5.2 Holdings shall be liable for, and shall pay, any interest that accrues pursuant to Section 2.2(f) of the MESPA on the amounts due under such MESPA Final Invoice.

2.5.3 Bloom agrees that, notwithstanding the provisions of Section 2.2(g) of the MESPA, it shall not suspend performance of its obligations under the MESPA on account of the failure of Holdings to pay when due any amount under a MESPA Final Invoice.

2.5.4 Bloom (i) agrees that Project Company is hereby released from, and (ii) indemnifies the Project Company against, any claim for, or liability in relation to, all amounts owed to Bloom under the MESPA with respect to any MESPA Final Invoice which are not amounts to be funded under the Credit Agreement (“Non-Credit Agreement Funding Dues”). Holdings agrees to be responsible for, and liable to Bloom for, the Non-Credit Agreement Funding Dues notwithstanding that as contemplated under Section 2.4.1, Holdings may not have received sufficient funds to pay the Non-Credit Agreement Funding Dues.

2.6 No Waiver. Nothing contained in this Agreement is intended to modify or waive in any way any rights that the Project Company may have, or any obligations that Bloom may have, under the MESPA.

ARTICLE III.

MISCELLANEOUS

3.1 Amendments; Waivers; Consents. This Agreement may not be amended, supplemented or otherwise modified, except in a writing signed by each of the parties hereto.

3.2 Notices. All notices, requests, consents, demands and other communications required or permitted to be given under this Agreement shall be in writing and shall be given to each other party hereto at its address or email address set forth below:

To Bloom:

Bloom Energy Corporation

1299 Orleans Drive

Sunnyvale, California 94089

Attn: [***]

Telephone: [***]

Email: [***]

To Holdings:

2012 V PPA Holdco, LLC

c/o Bloom Energy Corporation

1299 Orleans Drive

Sunnyvale, California 94089

Attn: [***]

Telephone: [***]

Email: [***]

To the Project Company:

2012 V PPA Project Company, LLC

c/o Bloom Energy Corporation

1299 Orleans Drive

Sunnyvale, California 94089

Attn: [***]

Telephone: [***]

Email: [***]

3.3 GOVERNING LAW, JURISDICTION, VENUE. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW OR OTHER PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). THE PARTIES HEREBY IRREVOCABLY SUBMIT TO THE NON-EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY, NEW YORK WITH RESPECT TO ANY DISPUTE

[***] Confidential Treatment Requested

ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING RELATING TO ANY SUCH DISPUTE AND FOR ANY COUNTERCLAIM WITH RESPECT THERETO.

3.4 Severability. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

3.5 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

3.6 Third Party Beneficiaries. This Agreement does not and is not intended to confer any rights or remedies upon any Person other than the parties hereto and the Administrative Agent and the Collateral Agent as third-party beneficiaries.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute this Agreement as of the date first above written.

2012 V PPA HOLDCO, LLC

By:

Name:
Title:

2012 V PPA PROJECT COMPANY, LLC

By:

Name:
Title:

BLOOM ENERGY CORPORATION

By:

Name:
Title:

Equity Contribution Tri-Party Agreement

Annex A

ECCA

Execution Version

EQUITY CAPITAL CONTRIBUTION AGREEMENT

between

FIRSTAR DEVELOPMENT, LLC

and

CLEAN TECHNOLOGIES III, LLC

DECEMBER 21, 2012

3.30	Financial Statements.	23

ARTICLE FOUR REPRESENTATIONS AND WARRANTIES OF CLASS B MEMBER		23

4.1	Representations and Warranties Regarding the Class B Member.	23

ARTICLE FIVE REPRESENTATIONS AND WARRANTIES OF THE INVESTOR		27

5.1	Organization and Good Standing.	27
5.2	Authorization, Execution and Enforceability.	27
5.3	No Violation.	27
5.4	Consents and Approvals.	27
5.5	Litigation.	27
5.6	Investment Intent; Unregistered Securities.	28
5.7	Accredited Investor.	28
5.8	Regulation D Compliance.	28
5.9	Brokers.	28
5.10	United States Person.	28
5.11	PUHCA and FPA Status.	29
5.12	Disqualified Person.	29
5.13	Bankruptcy.	29
5.14	No Other Representations.	29

ARTICLE SIX CONDITIONS PRECEDENT		29

6.1	Execution Date Conditions Precedent.	29
6.2	Initial Funding Date Conditions Precedent.	30
6.3	Obligations of the Equity Investors and Facility Entities on each Initial Funding Date.	33
6.4	Investor True Up Funding Date Conditions Precedent.	33
6.5	Obligations of the Equity Investors and Facility Entities on each True Up Funding Date.	35

ARTICLE SEVEN GENERAL PROVISIONS		36

7.1	Notices.	36
7.2	No Third Party Beneficiaries.	36
7.3	Amendment and Waiver.	36
7.4	Binding Nature; Assignment.	37
7.5	Governing Law.	37
7.6	Jurisdiction; Service of Process.	37
7.7	Counterparts.	37
7.8	Headings.	37
7.9	Severability.	37
7.10	Entire Agreement.	38
7.11	No Solicitation.	38
7.12	WAIVER OF JURY TRIAL.	38
7.13	Expenses.	38
7.14	Confidentiality.	38
7.15	Post-Execution Date Covenant.	39

7.16	Further Assurances; Amendments to Governmental Approvals and Principal Facility Documents; Reports.	40
7.17	LIMITATIONS OF LIABILITY.	40

LIST OF ANNEXES TO

EQUITY CAPITAL CONTRIBUTION AGREEMENT

Annex 1-A	List of Proposed Facilities and Locations

Annex 1-B	Base Case Model

Annex 2	Insurance Requirements

Annex 3	List of all Contracts

Annex 4	“Knowledge” Persons

Annex 5	Form of Interparty Agreement

Annex 6	Third Party Consents and Approvals

Annex 7	[Reserved]

Annex 8-A	Form of Orrick, Herrington & Sutcliffe LLP Opinion

Annex 8-B	Form of Local Counsel Opinion

Annex 8-C	Form of Permitting Counsel Opinion

Annex 8-D	Form of Delaware counsel Opinion

Annex 8-E	Form of Winston & Strawn LLP Opinion

Annex 9	Forms of Estoppel Certificates (Seller, Operator, Administrator)

Annex 10	[Reserved]

Annex 11	Affiliate Transactions

Annex 12	Tax Matters

Annex 13	Forms of Financing Documents

Annex 14	Form of Amended and Restated Facility Company LLC Agreement

Annex 15-A	Preliminary Form of Exhibit D to Company LLC Agreement (Form of Quarterly Renewable Energy Certificate)

Annex 15-B	Preliminary Form of Exhibit E to Company LLC Agreement (Form of Renewable Energy Monthly Report)

v

EQUITY CAPITAL CONTRIBUTION AGREEMENT

This EQUITY CAPITAL CONTRIBUTION AGREEMENT (the “Agreement”) dated as of December 21, 2012 (the “Execution Date”) entered into by and between Firstar Development, LLC, a Delaware limited liability company (the “Investor”), and Clean Technologies III, LLC, a Delaware limited liability company (the “Class B Member”).

PRELIMINARY STATEMENTS:

1. 2012 V PPA Project Company, LLC, a Delaware limited liability company (the “Facility Company”), has entered into an Amended and Restated Master Energy Server Purchase Agreement with Bloom Energy Corporation (“Seller”), dated as of the date hereof (the “MESPA”), pursuant to which the Facility Company will purchase, subject to the terms and conditions set for therein, on-site fuel cell power generating systems (each a “System”) with an aggregate Baseload Capacity of up to 7.2 MW, to be installed on, together with the relevant “BOF” (as defined in the MESPA), each relevant “Site” (as defined in the MESPA) located in California, as identified more specifically on Annex 1-A attached hereto (each System together with the relevant “BOF” at a “Site”, a “Facility”).

2. 2012 V PPA Holdco, LLC, a Delaware limited liability company (the “Company”), wholly-owns the Facility Company.

3. The Investor desires to make capital contributions to the Company, and the Class B Member and the Facility Company desire that the Investor make such capital contributions, in the manner and subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements, covenants, representations and warranties set forth herein and intending to be legally bound hereby, the Parties (as defined herein) agree as follows:

ARTICLE ONE

DEFINITIONS AND PRINCIPLES OF INTERPRETATION

1.1 Definitions. The following capitalized terms shall have the respective meanings set forth below:

“Account” means that certain account, established in the name of the Company with a financial institution that is reasonably satisfactory to the Investor, which account shall not be pledged, or become pledged, as security for any obligation of the Company, the Facility Company or any other Person.

“Accountants” means Novogradac, or such other firm of independent certified public accountants as may be engaged by the Class B Member with the consent of the Investor to prepare the Cost Allocations (Preliminary), the Cost Allocations (Final) and certain other documents and reports as provided herein.

“Administrator” means Bloom Energy Corporation, or any other Person who may serve as administrator from time to time under the ASA.

“Affiliate” means, with respect to any specified Person, any Person directly or indirectly controlling, controlled by or under common control with such Party. The term “control” (including the terms “controlled by” or “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract, or otherwise. Any Person shall be deemed to be an Affiliate of any specified Person if such Person owns more than 50% of the voting securities of the specified Person, if the specified Person owns more than 50% of the voting securities of such Person, or if more than 50% of the voting securities of the specified Person and such Person are under common control.

“Agreement” means this Equity Capital Contribution Agreement, as amended from time to time.

“Applicable Law” means any treaty, constitution, law, statute, ordinance, rule, order, decree, regulation or other directive which is legally binding and has been enacted, issued or promulgated by any Governmental Authority.

“Appraisal” means, to the reasonable satisfaction of the Investor, that certain appraisal of Marshall & Stevens, including the following conclusions: (a) the economic useful life of each Facility from the date of its Commercial Completion, (b) the Appraised Value for each Facility as of the Execution Date, and (c) the Appraised Residual Value for each Facility.

“Appraised Residual Value” means the expected Fair Market Value of an Asset, determined without regard to inflation or deflation, on the expected Class A Flip Point (as such term is defined in the Company LLC Agreement).

“Appraised Value” means the Fair Market Value of each Facility, based on the Baseload Capacity for such Facility, calculated on a per kW basis.

“ASA” means the Administrative Services Agreement dated as of the date hereof, by and among the Administrator, the Company and the Facility Company.

“Assets” means, with respect to any Person, all right, title and interest of such Person in land, properties, buildings, improvements, fixtures, foundations, assets and rights of any kind, whether tangible or intangible, real, personal or mixed, including contracts, equipment, systems, books and records, proprietary rights, intellectual property, Governmental Approvals, rights under or pursuant to all warranties, representations and guarantees, cash, accounts receivable, deposits and prepaid expenses.

“AT&T Power Purchase Agreement” means that certain Energy Server Use Agreement dated as of December 19, 2012 by and between AT&T PPA Customer and the Facility Company.

“AT&T PPA Customer” means AT&T Services, Inc.

“Bankruptcy” or “Bankrupt” as to any Person means the filing of a petition for relief as to any such Person as debtor or bankrupt under the Bankruptcy Code or like provision of law (except if such petition is contested by such Person and has been dismissed within sixty (60) days); insolvency of such Person as finally determined by a court proceeding; filing by such Person of a petition or application to accomplish the same or for the appointment of a receiver or a trustee for such Person or a substantial part of its assets; commencement of any proceedings relating to such Person under any other reorganization, arrangement, insolvency, adjustment of debt or liquidation law of any jurisdiction, whether now in existence or hereinafter in effect, either by such Person or by another, provided that if such proceeding is commenced by another, such Person indicates its approval of such proceeding, consents thereto or acquiesces therein, or such proceeding is contested by such Person and has not been finally dismissed within sixty (60) days.

“Bankruptcy Code” means any and all sections and chapters of Title 11 of the United States Code, as in effect from time to time.

“Base Case Model” means the financial model attached hereto as Annex 1-B, as may be revised from time to time pursuant to this Agreement.

“Bill of Sale” has the meaning set forth in the MESPA.

“Bloom Entities” means the Class B Member, the Guarantor, the Company, the Facility Company, the Seller, the Operator and the Administrator.

“Business Day” means any day other than a Saturday, a Sunday or any other day on which banks are authorized to be closed in New York City.

“Casualty Defect” means any destruction by fire, explosion or other casualty or any taking, or pending or threatened (in writing) taking, in condemnation or under the right of eminent domain, of a Facility or any portion thereof, that constitutes or could reasonably be expected to constitute a Material Adverse Effect with respect to such Facility.

“Class A Units” shall have the meaning assigned to such term in the Company LLC Agreement.

“Class B Member” has the meaning set forth in the Preamble hereto.

“Class B Member Initial Funding Date Contribution” has the meaning set forth in Section 2.2(b).

“Class B Member True Up Date Funding Contribution” has the meaning set forth in Section 2.5(b).

“Class B Units” shall have the meaning assigned to such term in the Company LLC Agreement.

“Code” means the Internal Revenue Code of 1986, as amended and any successor federal tax statute.

“Commercial Completion” means with respect to a System, that the Facility into which such System is incorporated has achieved Commencement of Operations (as such term is defined in the MESPA).

“Company” has the meaning specified in the Preliminary Statements hereto.

“Company LLC Agreement” shall mean that certain Amended and Restated Operating Agreement of the Company, entered into on or before first Initial Funding Date, as modified or supplemented from time to time.

“Cost Allocation (Final)” means, with respect to a Tranche, a cost allocation as prepared by the Accountants, and delivered with an audit report, detailing Qualified Investment with respect to the Tranche, including, but not limited to, the depreciable basis in the Tranche and the tax basis for the ITC, as set forth in the Base Case Model; provided, however, that in no event shall the tax basis for the ITC be an amount greater than set forth as the fair market value of the Facilities within the Tranche in the Appraisal or Subsequent Facility Appraisal, as applicable to such Tranche.

“Cost Allocation (Preliminary)” means a cost allocation as prepared by the Accountants, and delivered with an audit report, detailing Qualified Investment with respect to all of the Facilities to be funded pursuant to this Agreement, including, but not limited to, the depreciable basis of the Facilities and the tax basis for the ITC, as set forth in the Base Case Model; provided, however, that in no event shall the tax basis for the ITC be an amount greater than set forth as the fair market value of the Facilities in the Appraisal or Subsequent Facility Appraisal.

“Disqualified Person” means (a) the United States, any state or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing, (b) any organization which is exempt from tax imposed by the Code (including any former tax-exempt organization within the meaning of Code Section 168(h)(2)(E) and any tax-exempt controlled entity within the meaning of Code Section 168(h)(6)(F)(iii) if such entity has not made the election provided in Code Section 168(h)(6)(F)(ii)), (c) any Person who is not a United States Person, and (d) any Indian tribal government described in Section 7701(a)(40) of the Code, or (e) any partnership or other pass- through entity, any direct or indirect partner (or other holder of an equity or profits interest) of which is an organization or entity described in clauses (a)-(d); provided, however, that any such Person described in clauses (a) – (d) shall not be considered a Disqualified Person to the extent that (i) the exception under Code Section 168(h)(1)(D) applies with respect to the income from the Facility Company for that Person, (ii) the Person is described within clause (c) of this definition, and the exception under Code Section 168(h)(2)(B)(i) applies with respect to the income from the Facility Company for that Person, or (iii) the Person’s ownership of an Asset for federal income tax purposes, would not result in either the loss, disallowance, reduction or recapture of the ITC or application of Code sections 168(g) or 168(h).

“Encumbrance” means any lien (statutory or otherwise), mortgage, deed of trust, claim, option, lease, easement, charge, pledge, security interest, hypothecation, assignment, use restriction or other encumbrance of any kind or nature whatsoever, whether voluntary or involuntary, choate or inchoate (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement).

“Environmental Claim” means any demand order, suit, action or proceeding before any Governmental Authority or arbitral body, or any claim, in each such case, brought or made by a third party, relating in any way to any Environmental Law or Environmental Permit.

“Environmental Laws” means all Applicable Laws pertaining to Hazardous Substances, the environment, human health, safety and natural resources, including, but not limited to, the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. § 9601 et seq.) (“CERCLA”) as amended, the Emergency Planning and Community Right to Know Act (42 U.S.C. §§ 11001 et seq.), the Resource Conservation and Recovery Act of 1976 (42 U.S.C. §§ 6901 et seq.) as amended, the Clean Air Act (42 U.S.C. § 7401 et seq.), the Federal Water Pollution Control Act (also known as the Clean Water Act) (33 U.S.C. §§ 1251 et seq.), Rivers and Harbors Act of 1899, as amended (33 U.S.C. § 403), the Toxic Substances Control Act (15 U.S.C. §§ 2601 et seq.), the Safe Drinking Water Act (42 U.S.C. §§ 300f et seq.), the Endangered Species Act (16 U.S.C. §§ 1531 et seq.), the Migratory Bird Treaty Act (16 U.S.C. §§ 703 et seq.), the Bald and Golden Eagle Protection Act (16 U.S.C. §§ 668 et seq.), the Oil Pollution Act of 1990 (33 U.S.C. §§ 2701 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. §§ 5101 et seq.), the National Environmental Policy Act of 1969 (42 U.S. C. §§4321 to 4370h), the National Historic Preservation Act (16 U.S.C §§ 470 et seq.), Title 14 Code of Federal Regulations Part 77 and 49 U.S.C. §44718, and any similar or analogous state and local statutes or regulations promulgated thereunder and decisional law of any Governmental Authority, as each of the foregoing may be amended or supplemented from time to time in the future, in each case to the extent applicable with respect to the property or operation to which application of the term “Environmental Laws” relates.

“Environmental Permits” means all licenses, approvals, consents, permits and other authorizations or registrations required under all Environmental Laws.

“Equity Capital Contributions” means the capital contributions provided to be made pursuant to Article Two.

“Equity Investors” means Class B Member and the Investor and their respective successors and permitted assigns.

“Execution Date” has the meaning provided in the Preamble hereto.

“Execution Date Conditions Precedent” has the meaning set forth in Section 6.1.

“Executive Order 13224” has the meaning set forth in Section 3.27.

“Facility” has the meaning specified in the Preliminary Statements hereto.

“Facility Company” has the meaning specified in the Preliminary Statements hereto.

“Facility Company LLC Agreement” means the Amended and Restated Limited Liability Company Operating Agreement of the Facility Company (substantially in the form attached hereto as Annex 14), to be entered into on the date hereof.

“Facility Costs” means, without duplication, all costs (other than Transaction Expenses) incurred by the Facility Company or the Company in connection with the acquisition, ownership,

financing, leasing, occupation, construction, design, equipping, installation, testing, start-up, initial operation, and commissioning of the applicable Facility, all of which shall be included in the Base Case Model, including: (a) all amounts payable to third parties under the Principal Facility Documents, (b) all payments required to be made to the interconnection utility and Governmental Authorities, (c) all out-of-pocket fees and expenses of the Facility Company’s consultants, appraisers and engineers, (d) the interest, fees and expenses owing to the Facility Lenders and their agents under the Financing Documents, (e) all out-of-pocket fees and expenses of the Facility Company’s counsel and (f) all Pre-paid Expenses.

“Facility Entities” means the Company and the Facility Company.

“Facility Lenders” means, collectively, PE12GVVC (Bloom PPA) Ltd. and PE12PXVC (Bloom PPA) Ltd., or any other bank or financial institution reasonably acceptable to the Class B Member and the Investor.

“Facility Purchase Conditions” means, with respect to a Facility, that the Facility has not been Placed in Service (as such term is defined in the MESPA), at least in part because (a) the System incorporated in such Facility has not been synchronized onto the electric distribution and transmission system of the applicable Transmitting Utility (as such term is defined in the MESPA), (b) the critical tests necessary for the proper operation of the System incorporated in such Facility have not been completed, (c) the System has not commenced regular, continuous, daily operation, and (d) the System incorporated in such Facility has generated no revenue.

“Fair Market Value” means, with respect to any Asset, the price at which such Asset would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell, and both having reasonable knowledge of the relevant facts, and specifically with respect to a Facility or any Membership Interest in the Company, as determined consistently with Section 4.05 of Revenue Procedure 2007-65.

“FERC” means the Federal Energy Regulatory Commission.

“Financing Documents” means the loan agreement, security agreement, pledge agreement and depositary agreement between the Facility Company and the Facility Lenders and/or their agents substantially in the forms attached hereto as Annex 13, or as otherwise reasonably approved by the Investor, pursuant to which the Facility Lenders provide senior secured debt financing to the Facility Company, and any other material agreement entered into in connection therewith.

“Flow of Funds” means, with respect to each Initial Funding Date and each True Up Funding Date, the funding memorandum to be entered into as of such date, setting forth in detail, all sources and uses of funds to be received and paid on such date, including the exact amounts to be paid on such date and the Persons (and the account information related thereto) to whom such amounts are to be paid, which memorandum shall be reasonably satisfactory to the Equity Investors.

“FPA” means the Federal Power Act, as amended, 16 U.S.C. §§ 791a et seq.

“Governmental Approval” means all permits, licenses, approvals and authorizations of any Governmental Authority.

“Governmental Authority” means any national, provincial, regional, municipal or local authority, body, agency, ministry, court, judicial or administrative body, taxing authority, regulatory authority or other governmental organization having jurisdiction or effective control over any of the Parties or any Facility.

“Government Official” has the meaning set forth in Section 4.1(k).

“Guaranty” means that certain Guaranty, dated as of the Execution Date, issued by the Guarantor.

“Guarantor” means Bloom Energy Corporation, a Delaware corporation.

“Hazardous Substances” means any hazardous or toxic material, substance or waste, pollutant, contaminant or solid waste as defined under applicable Environmental Laws, including petroleum, petroleum products, asbestos, polychlorinated biphenyls and radioactive materials.

“Independent Engineer” means SAIC Energy, Environment & Infrastructure, LLC.

“Independent Engineer Report” means the report of the Independent Engineer delivered to the Investor on the Execution Date.

“Initial Funding Date” means, with respect to a Tranche, the first Business Day on which the satisfaction or waiver of all of the Initial Funding Date Conditions Precedent for such Tranche occurs.

“Initial Funding Date Conditions Precedent” has the meaning set forth in Section 6.2.

“Initial Funding Date Contribution” means, with respect to the Investor, an Investor Initial Funding Date Contribution, and, with respect to the Class B Member, a Class B Member Initial Funding Date Contribution.

“Initial Maintenance Reserve Amount” means an amount equal to $[***] per kW of each System Placed in Service (as such term is defined in the MESPA).

“Insurance Consultant” means Moore-McNeil, LLC.

“Insurance Report” means a letter from the Insurance Consultant which confirms that the insurance coverages for both the construction and operation periods of the Facility comply with the insurance described in Annex 2.

“Interconnection Agreement” has the meaning set forth in the MESPA.

“Interparty Agreement” means that certain Interparty Agreement, to be entered into as of the Execution Date, among the Facility Company, the Investor and PE12GVVC (Bloom PPA) Ltd., as administrative agent under the Financing Documents (substantially in the form attached hereto as Annex 5).

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“Investment Documents” means this Agreement, the Guaranty, the MESPA, the Company LLC Agreement, the Facility Company LLC Agreement, the ASA and the Interparty Agreement.

“Investor” has the meaning set forth in the Preamble hereto.

“Investor Commitment Amount” means $[***]

“Investor Contribution Amount” means the product of (i) 1.28 multiplied by (ii) ninety-ninth hundreds (0.99) mulitiplied by (the ITC Amount.

“Investor Initial Funding Date Contribution” means 55% of the Investor Contribution Amount, as determined using the ITC Amount provided by the Cost Allocation (Preliminary).

“Investor Interest” means the Investor’s Membership Interest in the Company having the rights, preferences and designations provided for such interest in the Company LLC Agreement.

“Investor True Up Funding Contribution” means for a Tranche, the excess, if any, of the Investor Contribution Amount, as determined using the ITC Amount provided by the Cost Allocation (Final), minus the Investor Initial Funding Date Contribution.

“ITC” means an investment tax credit pursuant to Code Sections 38(b)(1), 46 and 48(a).

“ITC Amount” means an amount that is equal to 30% of the Qualified Investment.

“ITC Eligible Property” means property that is described in Code Sections 48(a)(2)(i)(I) and 48(c).

“Knowledge” means (a) as it applies to the Class B Member, the actual knowledge of those individuals listed on Annex 4, or (b) as to any other Person (other than a natural person), the actual knowledge of the officers of such Person having responsibility for and direct involvement in the transactions contemplated by this Agreement and (c) in respect of any Person who is a natural Person, the actual knowledge of such Person.

“LLC Agreements” means, collectively, the Company LLC Agreement and the Facility Company LLC Agreement.

“Material Adverse Effect” means, for any Person, any material adverse effect on the business, earnings, Assets, results of operations or financial condition of such Person taken as a whole or on its ability to perform its obligations under this Agreement, any other Investment Document or any Principal Facility Document.

“Membership Interest” means, for a limited liability company, the membership interest of a member in such company including, without limitation, its right to a share of the profits, losses, deductions and credits of the company and its right to a distributive share of the Assets of the company in accordance with the provisions of such company’s operating agreement.

“MESPA” has the meaning set forth in the Preliminary Statements.

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“MESPA Final Invoice” means that certain invoice for one or more Facilities delivered pursuant to Section 2.2(a)(ii) of the MESPA.

“MESPA Initial Invoice” means that certain invoice for one or more Facilities delivered pursuant to Section 2.2(a)(i) of the MESPA.

“MOMA” means that certain Amended and Restated Master Operation and Maintenance Agreement dated as of the date hereof, by and between Operator and the Facility Company.

“MW” means megawatt.

“Necessary Approvals” has the meaning set forth in Section 6.2(e).

“Operator” means Bloom Energy Corporation, or any other Person who may serve as operator from time to time under the MOMA.

“Party” means one of the parties to this Agreement, its successors and permitted assigns.

“Patriot Act” has the meaning set forth in Section 3.27.

“Permitted Encumbrances” means (a) liens, security interests, mortgages, hypothecations, encumbrances or other restrictions on title or property interest that are released or otherwise terminated at or prior to the date of delivery of the encumbered assets to the Site; (b) obligations or duties to any Governmental Authority arising in the ordinary course of business (including under licenses and permits held by the Facility Company and under all applicable laws, rules, regulations and orders of any Governmental Authority); (c) obligations or duties under easements, leases or other property rights; (d) liens in favor of the Facility Lenders; (e) liens for taxes not yet due or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP; (f) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, employees’, contractors’, operators’ or other similar liens or encumbrances securing the payment of expenses not yet due and payable that were incurred in the ordinary course of business of the Facility Company or for amounts being contested in good faith and by appropriate proceedings; (g) encumbrances created pursuant to the Investment Documents; (h) all other Encumbrances that are incurred in the ordinary course of business of the Facility Company, are not incurred for borrowed money, and do not have a Material Adverse Effect on either the use of any material Assets of the Facility Company or the value of any such Assets; (i) easements, rights-of-way, restrictions, reservations and other similar encumbrances and exceptions to title existing or incurred in the ordinary course of business that, in the aggregate, do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Facility Company; (j) Encumbrances (including purchase options) created pursuant to the Power Purchase Agreements; (k) trade contracts or other obligations of a like nature incurred in the ordinary course of business of the Facility Company; (l) liens arising out of judgments or awards so long as an appeal or proceeding for review is being prosecuted in good faith and for the payment of which adequate reserves in accordance with GAAP or bonds or other security have been provided or which are fully covered by insurance; (m) liens of record and zoning and other land use restrictions that do not impair the value or intended use of a Facility; (n) restrictions on transfer of membership interests provided for in any Investment Document or under any applicable federal, state or foreign securities law and (o) any other liens agreed to in writing by the parties.

“Person” means any individual, partnership, joint venture, company, corporation, limited liability company, limited duration company, limited life company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

“Plan” means any “employee benefit plan” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

“Power Purchase Agreements” means collectively (i) the AT&T Power Purchase Agreement and (ii) the Wal-Mart Power Purchase Agreement.

“PPA Customers” means collectively (i) the AT&T PPA Customer and (ii) the Wal-Mart PPA Customer.

“Pre-paid Expenses” means, on a True Up Funding Date, $[***] kW for each Facility that is receiving a True Up Funding Date Contribution.

“Principal Facility Documents” means all of the agreements and documents necessary or required to install, operate, maintain, test, repair and/or use the Facilities and described in Annex 3 hereto, including the Power Purchase Agreements, the MOMA, the Site Leases, each Bill of Sale, the Interconnection Agreements, Wal-Mart Gas Supply Agreement, Wal-Mart REC Agreement, agreements evidencing the Facility Company’s claim to the state rebates, subsidies or incentives and the interconnection approval or authorization notice from the applicable utility. Reference to any Principal Facility Document shall include all appendices, annexes, exhibits, riders and schedules thereto.

“Prohibited Payment” has the meaning set forth in Section 4.1(k).

“PUHCA” means the Public Utility Holding Company Act of 2005.

“Qualified Investment” means the cost basis of ITC Eligible Property with respect to a Tranche as determined by the Accountants in the Cost Allocation (Preliminary) or Cost Allocation (Final), as applicable.

“Seller” has the meaning set forth in the Preliminary Statements hereto.

“Site” means the parcel of land leased or licensed from each PPA Customer to the Facility Company under each Site Lease and all easements appurtenant, easement in gross, license agreements and other rights running in favor of Facility Company which provide access to the Facilities.

“Site Leases” means each agreement between Facility Company and a PPA Customer regarding the lease, license, or similar contractual arrangement providing Facility Company with the right of access to, and use of, a Site for the purposes of performing Facility Company’s obligations pursuant to the applicable Power Purchase Agreement. If Facility Company’s right of access to, and

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use of, a Site is contained within a Power Purchase Agreement, then the term “Site Lease”, with respect to such Site, shall mean the provisions for access to, and use of, that Site contained in such Power Purchase Agreement.

“Subsequent Facility Appraisal” has the meaning set forth in the MESPA.

“System” has the meaning set forth in the Preliminary Statements hereto.

“Tax Information” has the meaning set forth in Section 7.14(b).

“Tax Law Change” means (i) a bill passed by either house of the United States Congress, (ii) a bill reported by the United States House Committee on Ways and Means or United States Senate Committee on Finance, (iii) a bill proposed by any member of either the United States House Committee on Ways and Means or United States Senate Committee on Finance, the Speaker of the House of Representatives, the Senate Majority Leader, or the U.S. Department of the Treasury, (iv) the issuance or amendment of proposed, temporary or final Treasury Regulations, (v) any change in the interpretation of the Code or proposed, temporary or final Treasury Regulations by a controlling decision of the United States Tax Court, United States District Court, United States Court of Appeals or United States Supreme Court or (vi) any guidance, notice, announcement or ruling issued by the Treasury, IRS or any other Governmental Authority, that may reasonably have a material impact on one or more federal income tax assumptions or results within or contemplated by the Base Case Model.

“Tax Return” means any return, report, information return, attachment, declaration, election, claim for refund or other document (including any schedule or related or supporting information) filed or supplied or required to be filed or supplied to any taxing authority with respect to Taxes including amendments thereto.

“Taxes” or “Tax” means all taxes, charges, fees, levies, duties, tariffs, imposts, penalties or other assessments imposed by any Governmental Authority or other taxing authority, including, but not limited to, income, excise, ad valorem, real or personal property, sales, use transfer, capital stock, franchise, payroll, withholding, social security, gross receipts, license, stamp, occupation, wage, employment, workers’ compensation or other taxes, including any interest, penalties or additions attributable thereto, that are owed or were paid by the Facility Company or with respect to the Facility Company’s Assets or operations.

“Taxing Authority” means the agency or department of the Governmental Authority responsible for the administration and collection of Taxes.

“Tranche” means one or more Facilities being sold and delivered under the MESPA, as identified in a MESPA Initial Invoice or MESPA Final Invoice, as applicable.

“Transaction” has the meaning provided in Section 7.14.

“Transaction Expenses” means (i) filing and recording fees and transfer and mortgage taxes; (ii) the documented, reasonable fees (including legal fees), expenses and disbursements of the Facility Lenders and their agents, the Company, the Facility Company and the Class B Member; and (iii) the reasonable out-of-pocket expenses and disbursements (including reasonable legal fees and disbursements) incurred by the Investor subsequent to August 14, 2012 in connection with this Agreement, in each case, whether or not assumed and payable by the Class B Member or its Affiliate. For the avoidance of doubt, Transaction Expenses shall not include any Facility Costs.

“Transmitting Utility” means, with respect to a Facility, the local electric utility company in whose territory the Facility is located.

“Treasury” means the United States Department of the Treasury.

“True Up Funding Date” means, with respect to a Tranche, the first Business Day on which the satisfaction or waiver of all of the True Up Funding Date Conditions Precedent for such Tranche occurs.

“True Up Funding Date Conditions Precedent” has the meaning set forth in Section 6.4.

“True Up Funding Date Contribution” means, with respect to the Investor, an Investor True Up Funding Date Contribution, and, with respect to the Class B Member, a Class B Member True Up Date Funding Contribution.

“True Up Funding Date Deadline” means the earliest to occur of (a) an “Event of Default” as defined in the Financing Documents, (b) a material breach by Seller under the MESPA, and (c) June 30, 2013.

“United States Person” means a “United States person” as defined in Code Section 7701(a)(30).

“Wal-Mart Gas Supply Agreement” means, collectively, (i) the Base Contract for Sale and Purchase of Natural Gas, dated as of October 12, 2012, between EDF Trading North America, LLC and the Facility Company, (ii) the Special Provisions to the Base Contract for Sale and Purchase of Natural Gas, dated as of October 12, 2012, between EDF Trading North America, LLC and the Facility Company and (iii) the Gas Transaction Confirmation – Revision, dated as of October 17, 2012, between EDF Trading North America, LLC and the Facility Company.

“Wal-Mart Power Purchase Agreement” means that certain Amended and Restated Master Fuel Cell Power & Services Agreement, dated as of December 11, 2012 by and between Wal-Mart PPA Customer and the Facility Company.

“Wal-Mart PPA Customer” means Wal-Mart Stores, Inc.

“Wal-Mart REC Agreement” means any contract entered into from time to time between the Facility Company and Bloom Energy Corporation, a Delaware corporation, for the purchase of renewable energy credits in connection with the Facility Company’s obligations under the Wal-Mart Power Purchase Agreement.

1.2 Rules of Interpretation.

In this Agreement:

(a) The singular shall include the plural and the masculine shall include the feminine and neuter as the context requires.

(b) References to “Articles,” “Sections,” or “Annexes” shall be to articles, sections or annexes of this Agreement.

(c) Unless otherwise expressly specified, any agreement, contract or document defined or referred to herein (including in any exhibit, schedule or annex hereto) shall mean such agreement, contract or document as the same may be amended, supplemented or otherwise modified from time to time in accordance with this Agreement and (once executed and delivered by the signatories thereto) the LLC Agreements, as applicable.

(d) References to “days” shall mean calendar days, unless otherwise indicated.

(e) The words “herein,” “hereof” and “hereunder” shall refer to this Agreement as a whole and not to any particular section or subsection of this Agreement; the words “include,” “includes” or “including” shall mean “including, but not limited to.”

ARTICLE TWO

EQUITY CAPITAL CONTRIBUTIONS

2.1 Execution Date. Subject to the satisfaction of, or waiver by the Investor and the Class B Member, as applicable, of the Execution Date Conditions Precedent on the Execution Date each of the Investor and the Class B Member shall execute and deliver this Agreement. For the avoidance of doubt, neither the Investor nor the Class B Member shall be required to make any capital contributions pursuant to clauses (a) and (b) of Section 2.2 on the Execution Date.

2.2 Initial Contributions. Subject to the satisfaction of, or waiver by the Investor and the Class B Member, as applicable, of the Initial Funding Date Conditions Precedent for a Tranche on each Initial Funding Date; provided, that the transactions contemplated by clause (c) shall be applicable only on the first Initial Funding Date:

(a) The Investor shall contribute to the Company the Investor Initial Funding Date Contribution;

(b) the Class B Member shall contribute (or shall have already contributed) an amount equal to the aggregate amount of all Facility Costs for the applicable Tranche expected to be due and payable as of the Initial Funding Date less the Investor Initial Funding Date Contribution for such Tranche (the “Class B Member Initial Funding Date Contribution”); and

(c) each of the Investor and the Class B Member agree to execute and deliver the Company LLC Agreement and, simultaneously with the making of the capital contributions pursuant to clauses (a) and (b) of this Section 2.2, the Company shall, and the Class B Member shall cause the Company to, issue Class A Units to the Investor and issue Class B Units to the Class B Member, in each case in accordance with the terms of the Company LLC Agreement.

2.3 Use of Initial Funding Date Proceeds. On each Initial Funding Date, the Investor Initial Funding Date Contribution and the Class B Member Initial Funding Date Contribution for the relevant Tranche shall be wired to such Persons and the proceeds applied as follows (as provided for in greater detail in the Flow of Funds):

(a) First, to pay, for the benefit of the Facility Company, the MESPA Initial Invoice and any other applicable Facility Costs that are payable on such date for the relevant Tranche; and

(b) Second, any balance to the Account.

2.4 Use of Account Following the True Up Funding Date Deadline. If the satisfaction of, or waiver by, the Investor and the Class B Member, as applicable, of the True Up Funding Date Conditions Precedent for a relevant Tranche do not occur on or before the True Up Funding Date Deadline, all funds in the Account shall be wired to such Persons and the proceeds applied as follows:

(a) First, at the written direction of the Class A Member and in its sole discretion, to pay, for the benefit of the Facility Company, the balance, if any, of the MESPA Initial Invoice and/or MESPA Final Invoice and any other applicable Facility Costs that are due and payable on such date for the relevant Tranche (provided, that for the avoidance of doubt, the Class A Member may determine not to give any such direction);

(b) Second, if the Class A Member acknowledges and agrees in writing that no amount is due and payable under the MESPA Initial Invoice, MESPA Final Invoice and/or otherwise under the MESPA from Seller or for other applicable Facility Costs for the relevant Tranche, or that the full amount due and payable under the MESPA Initial Invoice, MESPA Final Invoice and/or otherwise under the MESPA from Seller and for other applicable Facility Costs for the relevant Tranche have been paid, then any balance shall be distributed solely to the Class B Member; and

(c) Third, if the Class A Member does not acknowledge and agree in writing either that no amount is due and payable under the MESPA Initial Invoice, MESPA Final Invoice and/or otherwise under the MESPA from Seller or for other applicable Facility Costs for the relevant Tranche, or that the full amount due and payable under the MESPA Initial Invoice, MESPA Final Invoice and/or otherwise under the MESPA from Seller for the relevant Tranche has been paid then any balance shall remain in the Account to be distributed or paid as provided in the Company LLC Agreement.

2.5 True Up Date Contributions. Subject to the satisfaction of, or waiver by the Investor and the Class B Member, as applicable, of the True Up Funding Date Conditions Precedent for a Tranche on each True Up Funding Date:

(a) The Investor shall contribute to the Company the Investor True Up Date Funding Contribution; and

(b) The Class B Member shall contribute (or shall have already contributed) an amount equal to the aggregate amount of all Facility Costs for the applicable Tranche expected to be due and payable as of or after the True Up Funding Date (including the Initial Maintenance Reserve Amount with respect to each System in such Tranche), less the Investor True Up Date Funding Contribution, and, to the extent applicable, less the proceeds of any loan made pursuant to the Financing Documents applicable to such Tranche (the “Class B Member True Up Date Funding Contribution”).

2.6 Use of True Up Funding Date Proceeds and Account on True Up Funding Date. On each True Up Funding Date, the Investor True Up Funding Date Contribution and the Class B Member True Up Date Funding Contribution and all funds in the Account shall be wired to such Persons and the proceeds applied as follows (as provided for in greater detail in the Flow of Funds):

(a) First, to pay, for the benefit of the Facility Company, the balance, if any, of the MESPA Initial Invoice, the MESPA Final Invoice and any other applicable Facility Costs that are payable on such date for the relevant Tranche;

(b) Second, to fund in full, for the benefit of the Facility Company, any reserves required by the Financing Documents, including the Initial Maintenance Reserve Amount to be deposited into the Maintenance Reserve Account (as defined in the Company LLC Agreement);

(c) Third, an amount equal to the Pre-paid Expenses for the applicable Tranche shall be contributed by the Company to the Facility Company’s “Construction Account” (as such term is defined in the Financing Documents); and

(d) Fourth, any balance shall be distributed solely to the Class B Member and will be treated as a distribution under the “pre-formation expense” safe harbor in Treasury Regulation 1.707-4(d).

2.7 Limits on Investor Funding. Notwithstanding anything contained herein to the contrary, (a) the aggregate amount paid as the Investor Initial Funding Date Contributions and the Investor True Up Funding Date Contributions shall not exceed the Investor Commitment Amount, (b) the Investor shall not be required to make more than one Investor Initial Funding Date Contribution per each thirty (30) day period and (c) the Investor shall not be required to make more than one Investor True Up Funding Date Contribution per each thirty (30) day period.

ARTICLE THREE

REPRESENTATIONS AND WARRANTIES REGARDING THE FACILITY ENTITIES AND EACH FACILITY

The Class B Member represents and warrants to the Investor as follows on each Initial Funding Date and each True Up Funding Date; provided, that any representations and warranties that expressly apply to an Initial Funding Date or a True Up Funding Date shall be made solely as of such Initial Funding Date or True Up Funding Date, as applicable:

3.1 Organization and Good Standing. Each Facility Entity is a limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with full limited liability company power and authority to carry on its business as such business is now conducted and as proposed to be conducted in the Investment Documents and Principal Facility Documents. The Class B Member has previously delivered to the Investor true, correct and complete copies of the Facility Company’s organizational documents, with all amendments thereto, in effect as of the date thereof, and, except as otherwise delivered to the Investor, there have been no changes, amendments, modification or terminations of such organizational documents as of the Initial Funding Date or True Up Funding Date, as applicable.

3.2 Authorization, Execution and Enforceability. Each Facility Entity has full limited liability company power and authority to execute and deliver each Investment Document and each Principal Facility Document to which it is a party and to consummate the transactions contemplated thereunder. The execution and delivery by each Facility Entity of each Investment Document and Principal Facility Document to which it is a party and the consummation by such Facility Entity of the transactions contemplated thereunder, have been duly authorized by all necessary limited liability company action required on the part of such Facility Entity. Each Investment Document and Principal Facility Document to which such Facility Entity is a party has been duly executed and delivered by such Facility Entity. Each Investment Document and Principal Facility Document to which such Facility Entity is a party constitutes the valid and binding obligation of such Facility Entity, enforceable against such Facility Entity in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors’ rights generally or (ii) general principles of equity, whether considered in a proceeding in equity or at law.

3.3 No Violation. The execution, delivery and performance by each Facility Entity of this Agreement and each Investment Document and Principal Facility Document to which it is a party and the consummation of the transactions contemplated hereunder and thereunder, do not and will not: (a) violate or conflict with any provision of the certificates of formation or operating agreement of such Facility Entity; (b) violate any provision or requirement of any federal, state or local law, statute, judgment, order, writ, injunction, decree, award, rule, or regulation of any Governmental Authority applicable to such Facility Entity to the extent that such violation could be reasonably expected to result in a Material Adverse Effect; (c) violate in any material respect, result in a material breach of, constitute (with due notice or lapse of time or both) a material default or cause any material penalty or right of termination to arise or accrue under, any Investment Document or Principal Facility Document to which such Facility Entity is a party; (d) result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, lease or sublease agreement to which any Facility Entity is bound; (e) violate any judgment, decree or order of any court or arbiter to which any Facility Entity is a party or by which any Facility Entity is bound; or (f) result in the creation or imposition of any Encumbrance on the Assets of any Facility Entity other than Permitted Encumbrances upon any of the Assets of such Facility Entity.

3.4 Subsidiaries; Non-Related Liabilities. The Company directly owns 100% of the Membership Interests in the Facility Company free and clear of all Encumbrances other than Permitted Encumbrances of the type described in clauses (d) and (n) of such term’s definition. The Company has no, and has never had, any Assets or any liabilities which do not arise from or otherwise relate to the ownership or operation of the Facility Company or the ownership or operation of the Facilities. The Facility Company has no, and has never had, any Assets or any liabilities that do not arise from or otherwise relate to the ownership or operation of the Facilities. The Facility Company has no, and has never had any, subsidiaries.

3.5 Members of the Company; Additional Membership Interests. Immediately prior to the execution and delivery of this Agreement and the Company LLC Agreement, the Class B Member is the sole member of the Company and there have never been any other members or owners of the Company. Upon execution and delivery of the Company LLC Agreement, the Class B Member and the Investor shall hold the respective membership interests in the Company as set forth in the Company LLC Agreement and said interests shall constitute the entire membership interests in the Company. Other than as set forth in this Agreement, the Financing Documents, the Power Purchase Agreements and the Company LLC Agreement, none of the Facility Entities or the Class B Member have any contract, arrangement or commitment to issue or sell any of its membership interests or any interest in the Company, the Facility Company or the Facilities or any securities or obligations convertible into or exchangeable for, or giving any Person any right to acquire from it, any of its membership interests or any interest in the Company, the Facility Company or the Facilities, and no such securities or obligations are issued or outstanding other than as contemplated by this Agreement or the Company LLC Agreement. Upon the execution and delivery of the Company LLC Agreement and payment to the Company of the Investor’s Initial Funding Date Contribution on the first Initial Funding Date, the Class A Units will be validly issued and duly authorized and the Investor will have good title to the Class A Units free and clear of all Encumbrances, other than Permitted Encumbrances of the type described in clause (n) of such term’s definition.

3.6 Warranty of Title; Personal Property. The Facility Company is the sole owner of the Facilities and the Facility Company has good and valid title to all of the Facility Company’s Assets free and clear of all Encumbrances except Permitted Encumbrances. All of the Facility Company’s Assets are considered personal property and not real property under the laws of the State of California.

3.7 Facilities; Governmental Approvals. As of the date this representation is made or confirmed, the Facility Company owns (or holds enforceable leasehold rights or easements to) all necessary properties and has obtained all Governmental Approvals, and holds a license with respect to all intellectual property rights, required as of such date to own any installed Facilities and operate and sell electric power from any operating Facilities in compliance with Applicable Law, and to execute and deliver, and perform obligations as of such date under, the Investment Documents and all Principal Facility Documents to which the Facility Company is a party. Each of the Governmental Approvals obtained as of such date is validly issued, final and in full force and effect and is not subject to any current legal proceeding or to any unsatisfied condition which is reasonably likely to have a Material Adverse Effect on the Facility Company and if there is a specific period for administrative or judicial appeals of such permits, all such appeal periods have expired. The Facility Company is in compliance in all material respects with all applicable Governmental Approvals and no Facility Entity has received written notice from a Governmental Authority of an actual or potential violation of any such Governmental Approval that could reasonably be expected to have a Material Adverse Effect on the Facility Company.

3.8 Employees. None of the Facility Entities has, or has had since the date of its creation, any employees or any applicable Plan.

3.9 Brokers. No broker, finder, investment banker, or other Person is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereunder, based upon arrangements made by or on behalf of any Facility Entity for which any Facility Entity or the Investor will be responsible.

3.10 Consents and Approvals. Except as set forth on Annex 6, each Facility Entity has received all third party consents which are required as of such date for the consummation and performance of the transactions contemplated hereunder by such Facility Entity.

3.11 Compliance with Applicable Law. Each of the Facility Entities, the business and operations of the Facility Entities and, with respect to the Facility Company, the development and construction of the Facilities are and have been, conducted in all respects in compliance with all Applicable Law (except that this representation does not apply to Environmental Laws, which are addressed in Section 3.15, and Taxes, which are addressed in Section 3.23), except to the extent such non-compliance could not reasonably be expected to result in a Material Adverse Effect.

3.12 Litigation. There is no action, suit, claim, investigation or proceeding (including, but not limited to, any arbitration proceeding) of any nature pending or, to the Knowledge of the Class B Member, threatened in writing against any Facility Entity involving, affecting or relating to the transactions contemplated hereunder or any Facility Entity’s ability to complete the transactions contemplated hereunder, or involving the ownership or operation of any Facility, at law or in equity, or before or by any Governmental Authority or arbitral body that in each such case, could be reasonably expected to result in a Material Adverse Effect. No Facility Entity is subject to any order, writ, judgment, award, injunction or decree of any Governmental Authority or arbitral body involving, affecting or relating to the transactions contemplated hereunder or its ability to complete the transactions contemplated hereunder that could be reasonably expected to result in a Material Adverse Effect.

3.13 Contracts. Annex 3 lists each material written contract or agreement (other than Governmental Approvals) to which each Facility Entity is a party. The Facility Company is a party to all contracts that are necessary for it to be a party to as of such date for the ownership, installation, financing and operation of the Facilities. Each contract identified on Annex 3 is in full force and effect and constitutes a valid and binding obligation of the applicable Facility Entity, enforceable against such Facility Entity in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors’ rights generally or (ii) general principles of equity, whether considered in a proceeding in equity or at law. There are no material disputes or legal proceedings between any Facility Entity and any counterparty to any Principal Facility Document. No Facility Entity (x) owes any indemnity payment to any counterparty to any Principal Facility Document that could be reasonably expected to result in a Material Adverse Effect and (y) has any Knowledge of any event, act, circumstance or condition which constitutes, or, with the passage of time could reasonably be expected to constitute, an event of force majeure under any Principal Facility Document. The consummation of the transactions contemplated by the Investment Documents would not give any party to any Principal Facility Document the right to terminate or alter the terms of such contract or a right to claim damages thereunder.

3.14 Default. None of the Facility Entities nor, to the Knowledge of the Class B Member, any of the other parties to the Principal Facility Documents in effect with respect to the Facilities, is in default under, nor has any event occurred and is continuing which, with notice or the lapse of time or both, would result in a default under, any of such Principal Facility Documents or

Governmental Approvals, whether caused by a Facility Entity or any other party to any of the Principal Facility Documents or any Governmental Approval, which, in each such case, could be reasonably expected to result in a Material Adverse Effect.

3.15 Environmental Matters.

(a) The Facility Company has not failed to perform or suffered any act which could give rise to, or has otherwise incurred, liability to any person (governmental or not) under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq., or any other Environmental Laws, nor has it received notice of any such liability or any claim therefor, which, in each such case, could be reasonably expected to result in a Material Adverse Effect.

(b) To the Knowledge of Class B Member, there are no existing conditions at any Facility that, individually or collectively, could be reasonably expected to give rise to any liability of the Investor, Company or the Facility Company under any applicable Environmental Law or any applicable standard of conduct under any common law doctrine, including negligence, nuisance or trespass, personal injury or property damage related to or arising out of the presence, Release or exposure to Hazardous Substances, which, in each such case, could be reasonably expected to result in a Material Adverse Effect.

(c) To the Knowledge of Class B Member, there are no existing facts or circumstances that, individually or collectively, could reasonably be expected to result in the revocation of the Environmental Permits, if any, or an order prohibiting, terminating or modifying any Facility’s operations, which, in each such case, could be reasonably expected to have a Material Adverse Effect.

3.16 Equipment and Facilities. The Facility Company owns or leases or, prior to the Initial Funding Date for a Facility, will acquire ownership of or a leasehold interest in or a contractual right to use, all equipment and facilities (other than the applicable System itself and the relevant BOF) necessary for the operation and maintenance of such Facility. There is no Casualty Defect (regardless of whether covered by insurance) in existence with respect to such Facility.

3.17 Real Property. The real property described in the Site Leases is all the real property that is necessary for the construction, installation, operation and maintenance of the Facilities other than those real property interests that can be reasonably expected to be available on commercially reasonable terms as and to the extent required. To the Knowledge of the Class B Member, none of the real property on which the Facilities will be located is subject to any condemnation proceedings, lawsuits, or administrative actions that could be reasonably expected to have a Material Adverse Effect on the transactions contemplated by the Investment Documents and the Principal Facility Documents.

3.18 PUHCA and FPA Status. The Company has received a waiver of the FERC’s regulations under PUHCA regarding accounting, record-retention and reporting requirements of 18 C.F.R. § 366.21 pursuant to the notification procedures in 18 C.F.R. § 366.4(c), as a holding company solely with respect to a single-state holding company system deriving no more than 13 percent of its public-utility company revenues from outside a single state. The Facility Company is not, and following the time that one or more Facilities commences the generation of electric energy for sale will not be, a “public utility” within the meaning of Section 201(e) of the FPA.

3.19 Affiliate Transactions. Except as listed on Annex 3 and Annex 11, there are no existing contracts between any Facility Entity, on the one hand, and any affiliate of the Class B Member, on the other hand. Each contract, arrangement or agreement between the Class B Member or its Affiliates and the Facility Company or the Company, is on arms’ length terms and conditions, and any compensation provided in such contract, arrangement or agreement is reasonable in relation to the value of the services provided.

3.20 Information. All of the factual information or representations, taken as a whole, furnished in writing by or on behalf of the Facility Entities, the Class B Member or any of their respective Affiliates to the Investor or any of its respective Affiliates, the Independent Engineer, the Accountants or any of the respective consultants of each of the foregoing with respect to any Facility Entity, the Class B Member or any Facility (including the factual information furnished by the Class B Member or any of its Affiliates to the Independent Engineer for the purposes of the Independent Engineer’s certification in connection with the achievement of Commencement of Operations (as such term is defined in the MESPA) with respect to the applicable Facility, and the factual information included within the Base Case Model) (excluding, for the avoidance of doubt, information regarding the identity of the Investor), taken as a whole, was accurate and complete (or, where appropriate, estimated in good faith) in all material respects when furnished and none of such information supplied as of the Initial Funding Date (or, in the case of any such information supplied subsequent to the Initial Funding Date, as of the date such information was supplied), taken as a whole, contained an untrue statement of a material fact or omitted to state any material fact which was necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made with regard to projections or other forward-looking statements provided by or on behalf of the Facility Entities, the Class B Member or any of their respective Affiliates (including the Base Case Model and the assumptions therein) except that, to the Class B Member’s Knowledge, the assumptions in the Base Case Model (other than as to energy production) are reasonable in all material respects.

3.21 Insurance. Insurance policies maintained by the Facility Entities and for the Facilities meet the requirements of Annex 2 and such insurance policies are in full force and effect.

3.22 CPUC Regulation. The Facility Company will not be subject to regulation as a “public utility” or an “electrical corporation” as such terms are defined, respectively, in sections 216 and 218 of the California Public Utilities Code.

3.23 Taxes. None of the Facility Entities is a corporation or has ever been a corporation. None of the Facility Entities, the Class B Member or any Affiliate thereof has filed Internal Revenue Service Form 8832 (or any alternative or successor form) to elect to have, or taken any other action which would result in, any Facility Entity being classified as a corporation for federal income tax purposes under Treasury Regulation Section 301.7701-3. All Tax Returns that were required to be filed have been timely and properly filed. All Tax Returns were true, correct and complete in all material respects as they refer to any Facility Entity or the operations or Assets or any Facility Entity. All Taxes (whether or not shown on any Tax Return) attributable to the operations or Assets of any Facility Entity, or for which the Facility Entity may be liable, that are due and payable have been timely and properly paid. Except as disclosed in Annex 12, no Facility Entity has any Taxes which are currently due and payable. No Facility Entity has requested or had requested on its behalf or agreed to any extensions of time within which to file any waivers or comparable consents of the statute of limitation with respect to Taxes and is not currently the subject of any audit or other examination or other administrative or court proceeding with respect to Taxes and none have been threatened in writing. No Facility Entity has received any notice or inquiry from any jurisdiction where Tax Returns have not been filed that Tax Returns may be required. No Facility Entity has any powers of attorney relating to Taxes in effect. No Facility Entity has or has had any tax sharing agreement in effect respect to Taxes.

3.24 Tax Representations.

(a) No Facility Entity has leased any part of any Facility to a Disqualified Person or has taken any other action that results in any Facility becoming “tax-exempt use property” within the meaning of Code Section 168(h).

(b) Each System is a fuel cell power plant that generates at least 0.5 kilowatts of electricity using an electrochemical process and has an electricity-only generation efficiency greater than 30 percent. Each System will function independently of each other Systems to generate electricity for transmission and sale to a PPA Customer and has all the necessary components to convert a fuel into electricity using electrochemical means.

(c) As of the Initial Funding Date, no federal, state, or local tax credit (including the ITC) has been claimed with respect to any property that is part of the applicable Tranche. As of the True Up Funding Date, no federal, state, or local tax credit, except for the ITC, has been claimed with respect to any property that is part of the applicable Tranche. No application has been submitted, nor will be submitted, for a grant provided under Section 1603 of the American Recovery and Reinvestment Tax Act of 2009, as amended by the Tax Relief, Unemployment Insurance Reauthorization and Job Creation Act of 2010, with respect to any property that is part of any Facility.

(d) No private letter ruling has been, nor will be, obtained for the transactions contemplated hereunder from the IRS.

(e) No Facility will be originally placed in service by the Facility Company or the Company within the meaning of Section 48(b)(2) and (3) of the Code (as in effect on the day before the date of the enactment of the Revenue Reconciliation Act of 1990) before the Initial Funding Date with respect to such Facility. As of the True Up Funding Date, no improvements, modifications or additions (other than ancillary items of equipment of a kind customarily selected and furnished by lessees or owners of property substantially similar to the Facilities) will be required in order to render the applicable Tranche complete for its intended use.

(f) No Facility is comprised of any property that (i) is “used predominately outside of the United States” within the meaning of Code Section 168(g), (ii) is imported property of the kind described in Code Section 168(g)(6), (iii) is “tax-exempt use property” within the meaning of Code Section 168(h), or (iv) is not eligible for an ITC pursuant to Code Section 50(b).

(g) Each Facility consists of property, materials or parts not used by any person prior to being placed in service as part of the Facility.

(h) The Qualified Investment as set forth on the Cost Allocation (Final) is ITC Eligible Property for federal income tax purposes.

(i) No portion of the real property comprising the site of the Facility is enrolled in the U.S. Department of Agriculture’s Conservation Reserve Program.

(j) No portion of the basis of the Facility is attributable to “qualified rehabilitation expenditures” within the meaning of Section 47(c)(2)(A) of the Code.

(k) No grants have been provided by the United States, a state, a political subdivision of a state, or any other Governmental Authority for use in constructing or financing any Facility or with respect to which the Class B Member, the Company, the Facility Company, or any Facility is the beneficiary. No proceeds of any issue of state or local government obligations have been used to provide financing for any Facility the interest on which is exempt from tax under Code Section 103. No subsidized energy financing (within the meaning of Code Section 45(b)(3)) has been provided, directly or indirectly, under a federal, state, or local program provided in connection with any Facility.

(l) No taxes, fees or other charges imposed by the State of California or of any county, municipal or other local government therein are payable by any of Class B Member, the Company or the Facility Company solely as a result of the execution and delivery of the Principal Facility Documents and Investment Documents to which it is a party and all other instruments delivered in connection with the transactions contemplated thereby, or as a result of performance under any Principal Facility Documents and Investment Documents to which it is a party, in each case except for such taxes, fees and other charges which have been properly accounted for in the Base Case Model.

(m) The Company’s rates for the furnishing or sale of electrical energy from the Facilities have not been established or approved on a rate of return basis, that is, pursuant to an authorization by a regulatory body permitting the Company to collect revenues that cover the Company’s cost of providing goods or services, including a fair return on the Company’s investment in providing such goods or services, where the Company’s costs and investment are determined by use of a uniform system of accounts prescribed by the regulatory body.

3.25 Bankruptcy. No event of Bankruptcy has occurred with respect to any Facility Entity.

3.26 Books and Records. The minute book and membership interest register of the Facility Company is a complete and true copy thereof and has been provided to the Company. All other books, accounts, ledgers and files of the Facility Company are complete in all material respects and have been maintained in accordance with good business practices.

3.27 Executive Order 13224 and the Patriot Act. None of the Bloom Entities or any person or entity that holds any direct or indirect interest in the Facility Company, Company, the Class B Member, or any Facility (other than the Investor or any Affiliate thereof), or is in any way affiliated with or will benefit from any of the above, (i) is described in, covered by, or specially designated pursuant to or affiliated with any person or entity described in, covered by, or specially designated pursuant to “Executive Order 13224 Blocking Terrorist Property and a Summary of the Terrorism Sanctions Regulations (Title 31, Part 595 of the U.S. Code of Federal Regulations), Terrorism List Governments Sanctions Regulations (Title 31, Part 596 of the U.S. Code of Federal Regulations), and Foreign Terrorist Organizations Sanctions Regulations (Title 31, Part 597 of U.S. Code of Federal Regulations)” (“Executive Order 13224”), or any other list or designation promulgated by the United States of America or any department or agency thereof of persons or entities transactions with which are blocked or prohibited by any statute, regulation or governmental order and (ii) is, or is reasonably likely to become, a person or entity with which any individual or entity is restricted from doing business under the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56, as amended from time to time (the “Patriot Act”) or Executive Order 13224, and any regulations promulgated pursuant thereto.

3.28 Facility Costs. As of the Initial Funding Date, the MESPA Initial Invoice is true, correct and complete, and the Facility Company will have paid, or caused to be paid or otherwise provided for to the reasonable satisfaction of the Investor, the MESPA Initial Invoice and any other applicable Facility Costs, other than those costs or expenses that are to be paid pursuant to Section 2.6. As of the True Up Funding Date, the MESPA Final Invoice is true, correct and complete, and the Facility Company will have paid, or caused to be paid or otherwise provided for to the reasonable satisfaction of the Investor, the MESPA Initial Invoice, the MESPA Final Invoice and any other applicable Facility Costs.

3.29 Commercial Completion. As of the True Up Funding Date, each Facility in the applicable Tranche has achieved Commercial Completion, and, as of the time the Facility Company purchased each such Facility, the Facility Purchase Conditions were true and correct for such Facility.

3.30 Financial Statements. Each of the balance sheets of the Facility Company delivered pursuant to Sections 6.1(k) and 6.2(n) presents fairly in all material respects the financial position of the Facility Company as of the date of such balance sheet.

ARTICLE FOUR

REPRESENTATIONS AND WARRANTIES OF CLASS B MEMBER

4.1 Representations and Warranties Regarding the Class B Member. The Class B Member represents and warrants to the Investor as follows on each Initial Funding Date and each True Up Funding Date:

(a) Organization and Good Standing. The Class B Member is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, with full limited liability company power and authority to carry on its business as such business is now conducted and as proposed to be conducted in the Investment Documents and Principal Facility Documents.

(b) Authorization, Execution and Enforceability. The Class B Member has full limited liability company power and authority to execute and deliver this Agreement and each other Investment Document to which it is a party and to consummate the transactions contemplated hereunder and thereunder. The execution and delivery by it of this Agreement and each other Investment Document to which it is a party and the consummation by it of the transactions contemplated hereunder and thereunder, have been duly authorized by all necessary limited liability company action required on its part. This Agreement and each other Investment Document to which it is a party has been duly executed and delivered by it. This Agreement constitutes the valid and binding obligation of it, enforceable against it in accordance with its respective terms, except as such enforcement may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors’ rights generally or (ii) general principles of equity, whether considered in a proceeding in equity or at law.

(c) No Violation. The execution, delivery and performance of this Agreement and each other Investment Document to which the Class B Member is a party, the consummation of the transactions contemplated hereunder and thereunder do not or will not materially: (a) violate or conflict with any provision of its certificate of formation or operating agreement; (b) violate any provision or requirement of any federal, state or local law, statute, judgment, order, writ, injunction, decree, award, rule, or regulation of any Governmental Authority applicable to the Class B Member to the extent that such violation could be reasonably expected to result in a Material Adverse Effect; (c) violate in any material respect, result in a material breach of, constitute (with due notice or lapse of time or both) a material default or cause any material penalty or right of termination to arise or accrue under, any Principal Facility Document; or (d) result in the creation or imposition of any Encumbrance on its Assets other than a Permitted Encumbrance.

(d) Brokers. No broker, finder, investment banker or other Person is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereunder, based upon arrangements made by or on behalf of the Class B Member for which any Facility Entity or the Investor will be responsible.

(e) Consents and Approvals. Except as set forth on Annex 6, the Class B Member has received all third party consents which are required as of such date for the consummation and performance of the transactions contemplated hereunder by the Class B Member.

(f) Litigation. There is no claim, action, suit, investigation or proceeding (including, but not limited to, any arbitration proceeding) of any nature, at law or in equity, pending or, to the Knowledge of the Class B Member, threatened by or against the Class B Member, the Class B Member’s directors, officers, employees, agents, any of the Class B Member’s Affiliates involving, affecting or relating to the transactions contemplated hereunder or the Class B Member’s ability to consummate the transactions contemplated hereunder or involving the ownership or operation of the Facilities, at law or at equity, or before or by any Governmental Authority or arbitral body, in each case, which could be reasonably expected to have a Material Adverse Effect. The Class B Member is not subject to any order, writ, judgment, award, injunction or decree of any Governmental Authority or arbitral body involving, affecting or relating to the transactions contemplated hereunder or the Class B Member’s ability to consummate the transactions contemplated hereunder which could be reasonably expected to have a Material Adverse Effect.

(g) United States Person. The Class B Member is a United States person not subject to withholding under Section 1446 of the Code.

(h) Disqualified Person. The Class B Member is not a Disqualified Person.

(i) Ownership. The Class B Member directly owns, and will continue to directly own until the first Investor Initial Funding Date Contribution, 100% of the Membership Interests in the Company, free and clear of all Encumbrances other than Permitted Encumbrances.

(j) No Options. Except as set forth herein and in the other Investment Documents and Financing Documents, there are no outstanding options, warrants or other rights (including conversion or preemptive rights, preferential rights to purchase and rights of first refusal) obligating the Class B Member to transfer any rights, interests or properties to any party relating to any applicable Facility Entity or any Facility.

(k) Compliance with Law. The Class B Member, in respect of itself, warrants that in performing its obligations pursuant to this Agreement and the other Investment Documents to which it is a party, that the Class B Member, its officers, directors, employees and agents have not and will not, directly or indirectly, offer, give, make, promise, pay or authorize the offering, giving, making, promising or payment of any Prohibited Payment (as defined below) to any officer or employee of any government, or any department, agency or instrumentality thereof, any public international organization, any person acting in an official capacity on behalf of such government, any candidate for or appointee to a political or government office, or any political party (each a “Government Official”). As used herein the term “Prohibited Payment” means any offer, gift, payment, promise to pay, or authorization of the payment of any money or anything of value, directly or indirectly, to a Government Official, including for the use or benefit of any other person or entity, to the extent that one knows or has reasonable grounds for believing that all or a portion of the money or thing of value which was given or is to be given to such other person or entity, will be paid, offered, promised or given or authorized to be paid by such other person or entity, directly or indirectly, to a Government Official, for the purpose of either (i) influencing any act or decision of the Government Official in his official capacity; (ii) inducing the Government Official to do or omit to do any act in violation of his lawful duty; (iii) securing any improper advantage; or (iv) inducing the Government Official to use his influence with such government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality, in order to assist in obtaining or retaining business or in directing business to any party. The Class B Member further affirms that it shall promptly report to the other parties hereto any Prohibited Payment of which it obtains knowledge with respect to the services performed under this Agreement.

(l) The Class B Member Investment Intent; Unregistered Securities. The Membership Interest in the Company to be held by the Class B Member will be acquired for investment for the Class B Member’s own account, not with a view to the distribution of any part thereof and, without in any way affecting the Class B Member’s right to dispose of such Membership Interests, as permitted by the Company LLC Agreement; the Class B Member has no present intention of selling, granting any participation in, or otherwise distributing the same; the Class B Member understands that the Membership Interests in the Company are characterized as a “restricted security” under federal and state securities laws inasmuch as such securities are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold in the absence of an effective registration statement covering such Membership Interests in the Company or an exemption from registration under federal and state securities laws.

(m) The Class B Member Accredited Investor. The Class B Member is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act of 1933, as amended. The Class B Member has such knowledge and experience in financial and business matters that the Class B Member is capable of independently evaluating the risks and merits of acquiring the Membership Interests in the Company; the Class B Member has independently evaluated the risks and merits of acquiring the Membership Interests in the Company and has independently determined that such Membership Interests are a suitable investment for the Class B Member; and the Class B Member has sufficient financial resources to bear the loss of its entire investment in the Membership Interest in the Company.

(n) Regulation D Compliance. Neither the Class B Member nor anyone acting on its behalf has offered any or all of the Membership Interests in the Company or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Investor and its Affiliates and not more than thirty-five (35) non-accredited investors, each of which has been offered Membership Interests in the Company in a private sale for investment purposes only. Neither the Class B Member nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of any or all of the Membership Interests in the Company or any similar securities to the registration requirements of Section 5 of the Securities Act of 1933, as amended.

(o) Bankruptcy. No event of Bankruptcy has occurred with respect to the Class B Member.

(p) Purchase Option. There are no agreements, side letters or other legal arrangements or understandings (written or unwritten, enforceable or unenforceable) between the Class B Member (or any of its Affiliates) and any other Person that requires or compels the exercise of the Purchase Option (as defined in the Company LLC Agreement).

(q) Fees. All fees to be paid to the Class B Member or its Affiliates, as well as the other terms and conditions, under the MESPA, MOMA and the ASA are reasonable in relation to the services actually performed under such agreements.

(r) Related Person. The Class B Member is not a “related person” with respect to any lender under the Financing Documents for purposes of Treasury Regulation Section 1.752- 4(b). Prior to the end of any taxable year of the Company beginning on or before January 1, 2025, any purchaser under any power purchase agreement for power delivered from any Facility is not a “related person” to the Company for purposes of Sections 267 or 707 of the Code, assuming the Company is not a “related person” on account of a relationship with any holder of Class A Units or any Affiliate thereof.

ARTICLE FIVE

REPRESENTATIONS AND WARRANTIES OF THE INVESTOR

The Investor hereby represents and warrants to the Class B Member as follows on each Initial Funding Date and each True Up Funding Date:

5.1 Organization and Good Standing. It is duly organized, validly existing and in good standing under the laws of the state of its formation, with full power and authority to carry on its business as such business is now conducted and as proposed to be conducted.

5.2 Authorization, Execution and Enforceability. It has full limited liability company power and authority to execute and deliver this Agreement and each other Investment Document to which it is a party, to make its respective Equity Capital Contributions and to consummate the transactions contemplated hereunder and thereunder. The execution and delivery by it of this Agreement and each other Investment Document to which it is a party and the consummation by it of the transactions contemplated hereunder and thereunder, have been duly authorized by all necessary limited liability company action. This Agreement and each other Investment Document to which it is a party has been duly executed and delivered by it. This Agreement and each other Investment Document to which it is a party constitute its valid and binding obligation, enforceable against it in accordance with its respective terms except as such terms may be limited by (i) bankruptcy, insolvency or similar laws affecting creditors’ rights generally or (ii) general principles of equity, whether considered in a proceeding in equity or at law.

5.3 No Violation. The execution, delivery and performance by it of this Agreement and each other Investment Document to which it is a party and the consummation by it of the transactions contemplated hereunder or thereunder do not and will not materially: (a) violate or conflict with any provision of its organizational documents; (b) violate any provision or requirement of any federal, state or local law, statute, judgment, order, writ, injunction, decree, award, rule, or regulation of any Governmental Authority applicable to it; or (c) violate in any material respect, result in a breach of, constitute (with due notice or lapse of time or both) a default, or result in an Encumbrance being created or imposed upon any of the properties or Assets of the Investor, under any material contract to which the Investor is a party or by which its property is bound, which violation, breach, default or Encumbrance would adversely affect the ability of such Investor to perform its obligations under this Agreement and the other Investment Documents to which it is a party.

5.4 Consents and Approvals. There is no requirement applicable to it to make any filing with, or to obtain the consent or approval of any Person as a condition to the consummation of the transactions contemplated hereunder, other than those that have already been obtained. All third-party consent requirements which are a condition to the execution, delivery and performance by the Investor of this Agreement and the other Investment Documents to which it is a party and the consummation of the transactions contemplated hereunder have been satisfied.

5.5 Litigation. There is no claim, action, suit, investigation or proceeding (including, but not limited to, any arbitration proceeding) of any nature, at law or in equity, pending or, to its Knowledge, threatened (in writing) by or against it, its directors, officers, employees, agents of it, or any of its Affiliates involving, affecting or relating to the transactions contemplated hereunder or its ability to complete the transactions contemplated hereunder. It is not subject to any order, writ, judgment, award, injunction or decree of any Governmental Authority or arbitral body involving, affecting or relating to the transactions contemplated hereunder or its ability to complete the transactions contemplated hereunder.

5.6 Investment Intent; Unregistered Securities. The Investor Interests to be held by it will be acquired for investment for its own account, not with a view to the distribution of any part thereof and, without in any way affecting its right to dispose of its Membership Interest in the Company as permitted by the Company LLC Agreement, it has no present intention of selling, granting any participation in, or otherwise distributing the same. It understands that the Membership Interests in the Company are characterized as a “restricted security” under federal and state securities laws inasmuch as such securities are being acquired in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold in the absence of an effective registration statement covering such Membership Interests or an exemption from registration under federal and state securities laws.

5.7 Accredited Investor. It is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D promulgated under the Securities Act of 1933, as amended. It has such knowledge and experience in financial and business matters that it is capable of independently evaluating the risks and merits of purchasing the Membership Interests in the Company; it has independently evaluated the risks and merits of purchasing the Membership Interests in the Company and has independently determined that the Membership Interests in the Company is a suitable investment for it; and it has sufficient financial resources to bear the loss of its entire investment in the Membership Interests in the Company. It has received all the information it considers necessary or appropriate for deciding whether to make its respective Equity Capital Contributions and acquire its respective Membership Interests in the Company and further represents that it has had an opportunity to ask questions and receive answers from the Class B Member regarding the terms and conditions of the offering of the Membership Interests in the Company and the business, properties, prospects and financial condition of the Facility Entities.

5.8 Regulation D Compliance. Neither the Investor nor anyone acting on its behalf has offered any or all of the Membership Interests in the Company or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any person other than the Class B Member and its Affiliates and not more than thirty-five (35) non-accredited investors, each of which has been offered the Membership Interests in the Company in a private sale for investment purposes only. Neither the Investor nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of any or all of the Membership Interests in the Company or any similar securities to the registration requirements of Section 5 of the Securities Act of 1933, as amended.

5.9 Brokers. No broker, finder, investment banker, or other person is entitled to any brokerage, finder’s or other fee or commission in connection with the transactions contemplated hereunder, based upon arrangements made by or on behalf of it for which the Class B Member or each Facility Entity will be responsible.

5.10 United States Person. It is a United States person not subject to withholding under Section 1446 of the Code.

5.11 PUHCA and FPA Status. It either is not a holding company under PUHCA or, if it is a holding company, is exempt from FERC access to books and records and is entitled to waivers of accounting, record-retention and reporting requirements pursuant to 18 C.F.R. § 366.3(a) of the FERC’s regulations under PUHCA, and it is not a “public utility” as such term is defined in Section 201(e) of the FPA.

5.12 Disqualified Person. The Investor is not a Disqualified Person.

5.13 Bankruptcy. No event of Bankruptcy has occurred with respect to the Investor.

5.14 No Other Representations. The Investor is not relying on any representations or warranties whatsoever, express, implied, at common law, statutory or otherwise, except for the representations or warranties expressly set out in this Agreement and the other Investment Documents.

ARTICLE SIX

CONDITIONS PRECEDENT

6.1 Execution Date Conditions Precedent.

The obligations of the Investor and the Class B Member to consummate the transactions contemplated by this Agreement on the Execution Date are subject to the satisfaction of or waiver by Investor and the Class B Member, as applicable, of each of the following conditions: (“Execution Date Conditions Precedent”):

(a) the Investor has received fully executed copies of each of the Principal Facility Documents which has been executed and delivered as of such date, each in form and substance reasonably satisfactory to the Investor, and each such Principal Facility Document is in full force and effect;

(b) the Investor has received fully executed copies of this Agreement, the Guaranty, the MESPA, the MOMA, the ASA and the Facility Company LLC Agreement, each in form and substance reasonably satisfactory to the Investor, and each is in full force and effect;

(c) the Investor has received (i) a legal opinion of Orrick, Herrington & Sutcliffe LLP, substantially in the form of Annex 8-A hereto, (ii) a legal opinion of Orrick, Herrington & Sutcliffe LLP, special California counsel, substantially in the form of Annex 8-B hereto, and (iii) a legal opinion of Orrick, Herrington & Sutcliffe LLP, special permitting counsel, substantially in the form of Annex 8-C hereto;

(d) the Investor has received the Insurance Report, in form and substance reasonably satisfactory to it, and a letter executed by the Insurance Consultant permitting the Investor to rely on such Insurance Report, if not addressed to the Investor;

(e) the Investor has received a tax opinion from Winston & Strawn LLP, which opinion shall be in form and substance reasonably satisfactory to it;

(f) the Investor has received necessary approval from its internal investment committee, board of directors or other governing body to enter into the transactions contemplated hereunder and to make the capital contributions and payments in accordance with Article Two, subject only to the satisfaction or waiver of the conditions set forth in Section 6.2 or Section 6.4, as applicable;

(g) the Investor has received, as applicable, (i) an incumbency certificate dated as of the Execution Date from the Facility Entities, the Class B Member and the Guarantor, (ii) from the Class B Member, on behalf of each Facility Entity, a certificate from an authorized officer dated as of the Execution Date to the effect that to such officer’s Knowledge the conditions set forth in Section 6.1 have been satisfied, (iii) a good standing certificate of the Guarantor, the Class B Member and the Facility Entities, each dated as of a recent date, from the applicable Secretary of State, (iv) resolutions of the Board of Directors, or other equivalent governing body, of the Facility Entities, the Class B Member and the Guarantor authorizing and approving the execution of this Agreement, the other Investment Documents and the transactions contemplated hereunder certified by a secretary or an assistant secretary as of the Execution Date and (v) formation documents certified by a secretary or an assistant secretary as of the Execution Date, in each case, unless otherwise noted, of the Guarantor, the Class B Member and the Facility Entities as are customary for transactions of this type, each of which shall be reasonably satisfactory to the Investor;

(h) the Class B Member shall have delivered to the Investor an affidavit of non-foreign status dated the Execution Date that complies with Section 1445 of the Code;

(i) the Investor has received the Base Case Model, including a compilation report, in form and substance reasonably satisfactory to it;

(j) the Investor has received the annual budget for the Facility Company, and the balance sheet of the Facility Company as of the Execution Date;

(k) the Investor shall have received copies of searches of all financing statements of public record and of judgment, litigation and tax lien records that relate or pertain to the Facilities, the Company and the Facility Company;

(l) the Investor has received the Appraisal, in form and substance reasonably satisfactory to it;

(m) the Investor has received satisfactory evidence of the transfer of the membership interests in the Facility Company from the Class B Member to the Company; and

(n) the Investor has received fully executed copies of the Interparty Agreement and the Financing Documents that have been executed as of such date.

6.2 Initial Funding Date Conditions Precedent.

The obligations of the Investor and the Class B Member to make an Initial Funding Date Contribution on an Initial Funding Date are subject to the satisfaction of or waiver by Investor and the Class B Member, as applicable, of each of the following conditions with respect to the applicable Tranche to be funded on such Initial Funding Date (“Initial Funding Date Conditions Precedent”):

(a) The Investor has received within not less than seven (7) Business Days’ written notice from the Class B Member of the anticipated Initial Funding Date and at least three (3) Business Days’ notice from the Class B Member of the actual Initial Funding Date (which notice of the actual Initial Funding Date includes the number of Facilities to be funded, the kW of the Facilities to be funded, the location of the Facilities to be funded, the estimated date of Commencement of Operations (as such term is defined in the MESPA) for the Facilities to be funded and a notice from the Class B Member addressed to the Investors specifying in detail the Persons (and the account information with respect thereto) designated to receive the payments set forth in Section 2.3, following receipt of the Investor’s Initial Funding Date Contribution); provided, however, any failure to provide such notice shall affect only the timing of the Initial Funding Date, but shall not affect in any way the obligations of the Equity Investors to make Equity Capital Contributions hereunder subject to the other conditions set forth in this Section 6.2;

(b) with respect to the first Initial Funding Date, the Investor has received fully executed copy of the Company LLC Agreement, in form and substance reasonably satisfactory to the Investor, which is in full force and effect;

(c) no material default caused by any Bloom Entity exists under any of the Principal Facility Documents or under the Investment Documents and to Class B Member’s Knowledge, no material default caused by a party other than a Bloom Entity exists under any of the Principal Facility Documents or under the Investment Documents;

(d) the Investor has received true, correct and complete copies of all of the insurance certificates from the insurance broker with respect to the insurance policies for the Company, the Facility Company and the applicable Tranche that are described in Annex 2, or such other evidence reasonably satisfactory to the Investor that such insurance policies are in full force and effect;

(e) each Facility Entity and each Equity Investor has received all necessary third party consents, waivers, authorizations and approvals required as of such date (“Necessary Approvals”) in connection with the execution, delivery and performance of this Agreement and the transactions contemplated hereunder;

(f) the Facility Company is not subject to regulation as a “public utility” or an “electrical corporation” as such terms are defined, respectively, in sections 216 and 218 of the California Public Utilities Code;

(g) each of the representations and warranties in this Agreement and the other Investment Documents (other than those made as of a later date) is true and correct in all material respects as of the Initial Funding Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date);

(h) no change adverse to any Facility Entity, the PPA Customers, counterparties to the Interconnection Agreements, Seller, Operator or Administrator has occurred since August 14, 2012, except to the extent such change does not constitute or could not reasonably be expected to constitute a Material Adverse Effect with respect to any Facility Entity, the PPA Customers, the counterparties to the Interconnection Agreements, Seller, Operator or Administrator;

(i) no Tax Law Change has occurred subsequent to the Execution Date;

(j) the Investor has received reasonably satisfactory evidence that the Class B Member’s Initial Funding Date Contribution has been made or shall be made contemporaneously with the Investor’s Initial Funding Date Contribution;

(k) the Class B Member shall have executed and delivered to the Investor a certificate, dated the Initial Funding Date, certifying the matters set forth in Sections 6.2 and that all amounts then payable to the Seller pursuant to the MESPA have been paid or shall be paid with the proceeds of the Investor Initial Funding Date Contribution and Class B Member Initial Funding Date Contribution to be made on such date;

(l) no election shall have been filed with the IRS to treat any of the Company or the Facility Company as an association taxable as a corporation for federal income tax purposes;

(m) the Investor has received copies of site maps, site plans and design drawings (available at such time) relating to the Facility, in form and substance reasonably satisfactory to the Investor;

(n) the Investor has received the balance sheet of the Facility Company as of the last day of the calendar month immediately preceding the calendar month in which the applicable Initial Funding Date is to occur;

(o) with respect to the first Initial Funding Date, the Investor has received a Cost Allocation (Preliminary) with respect to all of the Facilities to be funded pursuant to this Agreement, in form and substance reasonably satisfactory to it;

(p) in the event the circumstances underlying the Appraisal have materially changed subsequent to the delivery of the Appraisal, and if requested by the Investor, the Investor has received a Subsequent Facility Appraisal, in form and substance reasonably satisfactory to it;

(q) the Investor has received estoppel certificates from the Seller, the Operator and the Administrator relating to the MESPA, the MOMA and the ASA respectively, substantially in the applicable form for each attached hereto as Annex 9 (or such other form as the Class B Member may propose and is reasonably satisfactory to the Investor) dated the Initial Funding Date;

(r) the amounts funded on the Initial Funding Date shall be sufficient to fund all amounts required to be paid (through offset or otherwise) or deposited under Section 2.3, as indicated in the Flow of Funds;

(s) the Flow of Funds for the Initial Funding Date shall have been executed and delivered by the parties thereto;

(t) except as provided by the Financing Documents and except for Permitted Encumbrances, there are no Encumbrances against the Company, the Facility Company or the Facilities;

(u) the Investor has received reasonably satisfactory evidence that the Guarantor maintains $[***] in cash equivalent investments;

(v) the Investor has received a certificate from the Class B Member certifying to the Investor that the Facility Purchase Conditions are true and correct for each Facility in the applicable Tranche as of such Initial Funding Date and that it is reasonable to expect that Commencement of Operations (as such term is defined in the MESPA) of each Facility in the applicable Tranche will occur no later than thirty (30) days following the Initial Funding Date (such certification to also include include the number of Facilities for which the confirmation is provided, the kW of the Facilities for which the confirmation is provided, the location of the Facilities for which the confirmation is provided and the estimated date of Commencement of Operations (as such term is defined in the MESPA) for the Facilities for which the confirmation is provided) and the Independent Engineer has confirmed the same to the Investor by email;

(w) the Account has been established;

(x) the Investor has received a legal opinion of Morris James LLP, special Delaware counsel, substantially in the form of Annex 8-D hereto;

(y) the Investor has received fully executed copies of the Financing Documents that have been executed as of such date and which have not been previously delivered to the Investor;

(z) the Investor and the Class B Member have completed mutually agreed forms of Exhibits D and E to the Company LLC Agreement, as described on the preliminary forms of such Exhibits D and E attached as Annex 15-A and Annex 15-B hereto.

6.3 Obligations of the Equity Investors and Facility Entities on each Initial Funding Date. On each Initial Funding Date, subject to satisfaction of the conditions set forth in Section 6.2, the Equity Investors shall make capital contributions and deposits and apply funds in accordance with Section 2.3 hereof.

6.4 Investor True Up Funding Date Conditions Precedent. The obligations of the Investor and the Class B Member to make a True Up Funding Date Contribution on a True Up Funding Date are subject to the satisfaction of or waiver by the Investor and the Class B Member of each of the following conditions with respect to the applicable Tranche to be funded on such True Up Funding Date (“True Up Funding Date Conditions Precedent”):

(a) the Investor has received within not less than seven (7) Business Days’ written notice from the Class B Member of the anticipated True Up Funding Date and at least three (3) Business Days’ notice from the Class B Member of the actual True Up Funding Date

[***] Confidential Treatment Requested

(which notice of the actual True Up Funding Date includes the number of Facilities to be funded, the kW of the Facilities to be funded, the location of the Facilities to be funded, the estimated date of Commencement of Operations (as such term is defined in the MESPA) for the Facilities to be funded and a notice from the Class B Member addressed to the Investors specifying in detail the Persons (and the account information with respect thereto) designated to receive the payments set forth in Section 2.6, following receipt of the Investor’s True Up Funding Date Contribution); provided, however, any failure to provide such notice shall affect only the timing of such True Up Funding Date, but shall not affect in any way the obligations of the Equity Investors to make Equity Capital Contributions hereunder subject to the other conditions set forth in this Section 6.4;

(b) Commercial Completion of each Facility in the applicable Tranche has occurred and the Independent Engineer has confirmed the same to the Investor in writing (such confirmation to include the number of Facilities for which the confirmation is provided, the kW of the Facilities for which the confirmation is provided and the location of the Facilities for which the confirmation is provided) and the applicable Tranche shall be producing electricity in commercial quantities;

(c) the Investor has received fully executed copies of each of the Principal Facility Documents which has been executed and delivered after the Execution Date but prior to the True Up Funding Date, each in form and substance reasonably satisfactory to the Investor, and each such Principal Documents is in full force and effect, and a fully executed copy of each amendment or additional document entered into in accordance with Section 7.16(b);

(d) no material default caused by any Bloom Entity exists under any of the Principal Facility Documents or under the Investment Documents and to Class B Member’s Knowledge, no material default caused by a party other than a Bloom Entity exists under any of the Principal Facility Documents or under the Investment Documents;

(e) each Facility Entity and each Equity Investor has received all Necessary Approvals required as of such date in connection with the purchase, sale, installation and operation of the relevant Facilities that are the subject of the True Up Funding Date Contribution;

(f) each of the representations and warranties in this Agreement and the other Investment Documents (other than those made as of a later date) is true and correct in all material respects as of the True Up Funding Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date);

(g) no Tax Law Change has occurred subsequent to the Initial Funding Date;

(h) the Investor has received reasonably satisfactory evidence that the Class B Member’s True Up Funding Date Contribution with respect to the applicable Tranche to be funded has been made or shall be made contemporaneously with the Investor’s True Up Funding Date Contribution;

(i) in the event the circumstances underlying the Appraisal have materially changed subsequent to the delivery of the Appraisal, and if requested by the Investor, the Investor has received a Subsequent Facility Appraisal, in form and substance reasonably satisfactory to it;

(j) with respect to the last True Up Funding Date only, the Investor has received an updated Base Case Model, including a compilation report, rerun to reflect actual applicable Facility Costs and all other updated model inputs (including the effect of any Tax Law Change), and such updated Base Case Model shall be in form and substance reasonably satisfactory to the Investor.

(k) the Investor has received a Cost Allocation (Final) with respect to the applicable Tranche to be funded, in form and substance reasonably satisfactory to it;

(l) the amounts funded on the True Up Funding Date shall be sufficient to fund all amounts required to be paid (through offset or otherwise) or deposited under Section 2.6, as indicated in the Flow of Funds, and the Investor shall have received copies of the lien waivers from the Seller in connection with all amounts paid to the Seller thereunder, which, so long as such lien waivers are unconditional, may be dated as of an earlier date

(m) the Flow of Funds for the True Up Funding Date shall have been executed and delivered by the parties thereto;

(n) the Investor has received reasonably satisfactory evidence that the Guarantor continues to maintain $10,000,000 in cash equivalent investments;

(o) except as provided by the Financing Documents and except for Permitted Encumbrances, there are no Encumbrances against the Company, the Facility Company or the Facilities;

(p) funding has occurred, or will occur simultaneously with the True Up Funding Date, with respect to the loan to be made under the Financing Documents with respect to the applicable Tranche;

(q) the Class B Member shall have executed and delivered to the Investor a certificate, dated the True Up Funding Date, certifying the matters set forth in Sections 6.4 and that all amounts then payable to the Seller pursuant to the MESPA have been paid, or shall be paid with the proceeds of the Investor True Up Funding Date Contribution and Class B Member True Up Funding Date Contribution to be made on such date; and

(r) the Investor has received the balance sheet of the Facility Company as of the last day of the calendar month immediately preceding the calendar month in which the applicable True Up Funding Date is to occur.

6.5 Obligations of the Equity Investors and Facility Entities on each True Up Funding Date. On each True Up Funding Date, subject to satisfaction of the conditions set forth in Section 6.4, the Equity Investors shall make capital contributions and deposits and apply funds in accordance with Section 2.6 hereof.

ARTICLE SEVEN

GENERAL PROVISIONS

7.1 Notices. Any notice or other communication to be given hereunder shall be in writing and shall be delivered by hand (including, without limitation, by express courier against written receipt) or sent by registered prepaid first class mail, facsimile copy or by email transmission to the persons or addresses specified below (or such other Person or address as a Party may previously have notified all other Parties in writing for that purpose). A notice or other communication shall be deemed to have been served when delivered by hand at that address or received by email or facsimile copy (provided the sender can and does provide evidence of successful transmission), or, if sent by registered prepaid first class mail as aforesaid, on the date delivered. Any notice or other communication received on a day that is not a Business Day or later than 5:00 p.m. on a Business Day shall be deemed to be received on the next Business Day. The names and addresses for the service of notices referred to in this Section 7.1 are:

If to the Class B Member, to:

Clean Technologies III, LLC

c/o Bloom Energy Corporation

1299 Orleans Drive

Sunnyvale, CA 94089-1137

Attention: [***]

Telephone: [***]

Facsimile: [***]

Email: [***]

If to the Investor, to:

Firstar Development, LLC

1307 Washington, Suite 300

St. Louis, MO 63103

Attention: [***]

Telephone: [***]

Facsimile: [***]

Email: [***] and [***]

Any Party may change the address or number to which notices to such Party are to be delivered by providing notice of such change to each other Party in the manner set forth above.

7.2 No Third Party Beneficiaries. This Agreement is solely for the benefit of the Parties and their respective successors and permitted assigns and this Agreement shall not otherwise be deemed to confer upon or give to any other third party any right, claim, cause of action, or other interest herein.

7.3 Amendment and Waiver. Neither this Agreement nor any term hereof may be changed, amended or terminated orally, but only by written act of the Parties (or, in respect of a

[***] Confidential Treatment Requested

waiver, the waiving Party or Parties). No failure or delay on the part of a Party hereto in the exercise of any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right.

7.4 Binding Nature; Assignment. This Agreement shall bind and inure to the benefit of the Parties hereto and their respective successors and legal representatives and permitted assigns. No Party shall assign its rights and obligations under this Agreement, without the prior written consent of the other Parties hereto and any such assignment contrary to the terms hereof shall be null and void and of no force and effect; provided, however, that each of the Parties shall be entitled to assign its rights and obligations under this Agreement to an Affiliate thereof; provided that to the extent the Investor is assigning its rights and obligations under this Agreement to an Affiliate, such Affiliate’s creditworthiness is equal to or better than that of the Investor as of the date hereof and the Investor has provided documentation to the Class B Member that is reasonably acceptable to the Class B Member and evidences such creditworthiness; provided, however, that each Facility Entity may assign its rights under this Agreement to the Facility Lenders as collateral for the obligations of the Facility Company under the Financing Documents.

7.5 Governing Law. THIS AGREEMENT SHALL BE DEEMED MADE AND PREPARED AND SHALL BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS THEREOF WHICH MAY REQUIRE THE APPLICATION OF THE LAW OF ANOTHER JURISDICTION (OTHER THAN SECTIONS 5- 1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

7.6 Jurisdiction; Service of Process. Each of the parties hereto hereby irrevocably consents to the non-exclusive jurisdiction of the courts of the State of New York located in New York County and of the United States District Court for the Southern District of New York in connection with any suit, action or other proceeding arising out of or relating to this Agreement or the transactions contemplated hereby; agrees to waive any objection to venue in the State and County of New York; and agrees that, to the extent permitted by law, service of process in connection with any such proceeding may be effected by mailing in the same manner provided in Section 7.1 hereof.

7.7 Counterparts. This Agreement may be executed in counterparts, each of which shall be an original, but each of which, when taken together, shall constitute one and the same instrument.

7.8 Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning and interpretation of this Agreement.

7.9 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, (provided the substance of the agreement between the Parties is not thereby materially altered) and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by Applicable Law, the Parties hereto hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

7.10 Entire Agreement. This Agreement constitutes the entire understanding of the Parties with respect to the subject matter hereof and supersedes all prior statements or agreements, whether oral or written, among the Parties with respect to such subject matter.

7.11 No Solicitation. The transaction described in this Agreement has been discussed with a limited number of prospective institutional equity investors. No Equity Investor may solicit, directly or indirectly, whether through an agent or otherwise, the participation of another investor without the prior written approval of the Class B Member.

7.12 WAIVER OF JURY TRIAL. EACH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING RELATING TO A DISPUTE AND FOR ANY COUNTERCLAIM WITH RESPECT THERETO.

7.13 Expenses. The Class B Member will cause all Transaction Expenses (other than those that are otherwise expressly assumed and separately payable by the Class B Member or its Affiliate) to be paid no later than thirty (30) days after the submission of the relevant invoice by the Investor to the Class B Member. All Transaction Expenses so paid under this Section 7.13 or otherwise assumed and paid by the Class B Member or its Affiliate shall be treated as Capital Contributions to the Company.

7.14 Confidentiality

(a) . With respect to each of the Facility Entities, the Investor and their respective Affiliates, except to the extent necessary for the exercise of its rights and remedies and the performance of its obligations under this Agreement, such party will not itself use or intentionally disclose (and will not permit the use or disclosure by any of its Affiliates or its advisors, counsel and public accountants (collectively, “advisors”)) of, directly or indirectly, any of the Principal Facility Documents or information furnished thereunder, or the Investment Documents or information furnished thereunder (the “Transaction”) and will use all reasonable efforts to have all such information kept confidential (consistent with its own practices) and not used in any way known to such party to be detrimental to any of the others; provided that (i) any such party and its advisors may use, retain and disclose any such information to its special counsel and public accountants or any Governmental Authority, (ii) any such party and its advisors may use, retain and disclose any such information that has been publicly disclosed (other than by such party or any Affiliate thereof or any of its advisors in breach of this Section 7.14(a)) or has rightfully come into the possession of such party or any Affiliate thereof or any of its advisors other than from another party hereto or a Person acting on such other party’s behalf, (iii) to the extent that any such party or any Affiliate thereof or its advisors is required or requested to disclose any such information as a result of any Applicable Law or may have received a subpoena or other written demand under color of legal right for such information, such party or such Affiliate or advisor may disclose such information, but such party shall first, as soon as practicable upon receipt of such demand or request, furnish a copy thereof to the other parties and, if practicable so long as such party shall not be in violation of such subpoena, demand or request or likely to become liable to any penalty or sanctions thereunder, afford the other parties reasonable opportunity, at any other party’s cost and expense, to obtain a protective order or other reasonably satisfactory assurance of confidential treatment for the information required to be disclosed, (iv) disclosures to lenders, potential lenders or other Persons providing financing to the Facility Entities or any member in any Facility Entity, if such Persons have agreed to abide by the terms of this Section 7.14(a), (v) any such party and its advisors may disclose any such information and make such filings, as may be required by this Agreement, the other Investment Documents or the Principal Facility Documents, (vi) any such party and its Affiliates and advisors may disclose information relating to the Facilities (but not information relating to a member’s equity investment in any Facility Entity) to lenders, potential lenders or other Persons providing financing to any Person developing or proposing to develop the remaining phases of the Facilities and potential purchasers of Membership Interests in such Person if such Persons have agreed to the terms of this Section 7.14(a) and (vii) any such party which is an insurance company or an Affiliate thereof may disclose such information to the National Association of Insurance Commissioners and any rating agency requiring access to its investment portfolio. Notwithstanding anything herein to the contrary, a Party may disclose information to its Affiliates and other advisors in accordance with this Agreement if such Persons have agreed with the other Parties in writing to the terms of this Section 7.14(a) and, additionally, the Class B Member and any of its Affiliates (including entities that become Affiliates subsequent to the date hereof) may use any operational data with respect to the Facilities for the purpose of researching, analyzing, designing, improving, developing, manufacturing, installing, modifying or operating other fuel cell-powered electric generating facilities, whether similar to or different from the Facilities.

(b) Notwithstanding anything to the contrary, the foregoing obligations shall not apply to the tax treatment or tax structure of the Transaction and each party hereto (and any employee, representative, or agent of any party) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Transaction and all other materials of any kind (including opinions or other tax analyses) that are provided to any party hereto to the extent relating to such tax treatment and tax structure (all such information that may be so disclosed hereunder is hereinafter referred to as the “Tax Information”). For purposes of this Section 7.14(b), the Tax Information includes only those facts that may be relevant to understanding the purported or claimed U.S. federal income tax treatment or tax structure of the Transaction and, to eliminate any doubt, therefore specifically does not include information that either reveals or standing alone or in the aggregate with other information so disclosed tends of itself to reveal or allow the recipient of the information to ascertain the identity of any of the Facility Entities, any member (or potential member) of the Facility Entities, or any other third parties involved in any of the Transaction or any other potential transactions with any of the foregoing. However, any Tax Information is required to be kept confidential to the extent necessary to comply with any applicable securities laws. This Section 7.14(b) is intended to prevent such an investment in the Facility Entities from being treated as “reportable transaction” as a result of it being a transaction offered to a taxpayer under conditions of confidentiality within the meaning of Code Sections 6011, 6111 and 6112 (or any successor provision) and the Treasury Regulations thereunder (as clarified by Notice 2004-80 and Notice 2005-22) and shall be construed in a manner consistent with such purpose.

7.15 Post-Execution Date Covenant.

The Class B Member shall deliver to the Investor, no later than three (3) Business Days following the Execution Date, the Independent Engineer Report and a letter executed by the Independent Engineer permitting the Investor to rely on such Independent Engineer Report, if not addressed to the Investor, in each case in form and substance as approved by the Investor on the Execution Date.

7.16 Further Assurances; Amendments to Governmental Approvals and Principal Facility Documents; Reports.

(a) Each Party hereto covenants and agrees promptly to execute, deliver, file, or record such agreements, instruments, certificates and other documents and to do and perform such other and further acts and things as any other Party hereto may reasonably request or as may be otherwise be necessary or proper to consummate the transactions contemplated hereby and to carry out the provisions of this Agreement.

(b) Prior to any True Up Funding Date with respect to a Tranche, the Bloom Entities shall not, without the prior consent of the Investor (such consent not to be unreasonably withheld, delayed or conditioned) (i) waive the provisions of, terminate or materially amend any of the Financing Documents, (ii) waive the provisions of, terminate or materially amend any Governmental Approval in effect as of the Initial Funding Date for such Tranche, (iii) waive the provisions of, terminate or materially amend any of the Principal Facility Documents or (iv) enter into any Principal Facility Document or any additional material project document not in effect on the Initial Funding Date for such Tranche.

(c) Each Party hereto covenants and agrees to promptly deliver the information requested by any other Party in order to allow such party to comply with the Patriot Act, including, without limitation, the names, addresses and other information that will allow the requesting Party to identify the other Party in accordance with the requirements of the Patriot Act.

7.17 LIMITATIONS OF LIABILITY. NO PARTY SHALL BE LIABLE (WHETHER IN CONTRACT, TORT, STRICT LIABILITY, EQUITY, OR OTHERWISE) FOR ANY SPECIAL, INDIRECT, PUNITIVE, EXEMPLARY, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER OR NOT FORESEEABLE, INCLUDING LOST PROFITS AND ANY OTHER DAMAGES WHICH CANNOT BE READILY ASCERTAINED AND QUANTIFIED, FOR ANY BREACH OF A REPRESENTATION OR WARRANTY UNDER THIS AGREEMENT; PROVIDED, HOWEVER, THAT IF, AFTER THE INVESTOR SHALL HAVE ACTUALLY FUNDED ITS INVESTOR INITIAL FUNDING DATE CONTRIBUTION IN RESPECT OF THE FACILITY COMPANY, ANY PART OF THE ITC IS LOST, REDUCED, RECAPTURED, DISALLOWED OR NOT CLAIMED BECAUSE CLASS B MEMBER OR ITS AFFILIATE, PERSON WITH A DIRECT OR INDIRECT INTEREST THEREIN OR ANY FACILITY ENTITY BREACHES ANY REPRESENTATION, WARRANTY, COVENANT OR OBLIGATION, ANY FEDERAL TAX DETRIMENTS SUFFERED AS RESULT OF SUCH RECAPTURE, LOSS, REDUCTION, DISALLOWANCE OR INABILITY TO CLAIM (INCLUDING WITHOUT LIMITATION, RECOMPUTATION OF TAX, CHANGE IN DISTRIBUTIVE SHARE OF TAX DEPRECIATION OR TAXABLE INCOME OR LOSS, PENALTIES, INTEREST AND

ADDITIONS TO TAX) SHALL NOT CONSTITUTE CONSEQUENTIAL DAMAGES. THE OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT ARE OBLIGATIONS OF THE PARTIES ONLY AND NO RECOURSE SHALL BE AVAILABLE UNDER THIS AGREEMENT AGAINST ANY OFFICER, DIRECTOR, MANAGER, MEMBER, PARTNER, OR AFFILIATE OF ANY PARTY.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Equity Capital Contribution Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first set forth above.

FIRSTAR DEVELOPMENT, LLC

By:	/s/ Matthew Ulrich

Name:	Matthew Ulrich

Title:	Officer

CLEAN TECHNOLOGIES III, LLC

By:

Name:
Title:

EQUITY CAPITAL CONTRIBUTION AGREEMENT (BLOOM)

IN WITNESS WHEREOF, the parties hereto have caused this Equity Capital Contribution Agreement to be duly executed by their respective officers thereunto duly authorized as of the date first set forth above.

FIRSTAR DEVELOPMENT, LLC

By:

Name:
Title:

CLEAN TECHNOLOGIES III, LLC

By:

Name:
Title:

EQUITY CAPITAL CONTRIBUTION AGREEMENT (BLOOM)

ANNEX 1-A

List of Prospective Facilities and Locations

Site No.	PPA Customer	Address	City		State	Size (kW)
1	AT&T	[***]	[***]	[***]	[***]	[***]
2	AT&T	[***]	[***]	[***]	[***]	[***]
3	AT&T	[***]	[***]	[***]	[***]	[***]
4	AT&T	[***]	[***]	[***]	[***]	[***]
5	AT&T	[***]	[***]	[***]	[***]	[***]
6	AT&T	[***]	[***]	[***]	[***]	[***]
7	AT&T	[***]	[***]	[***]	[***]	[***]
8	Wal-Mart	[***]	[***]	[***]	[***]	[***]
9	Wal-Mart	[***]	[***]	[***]	[***]	[***]
10	Wal-Mart	[***]	[***]	[***]	CA [***]	[***]
11	Wal-Mart	[***]	[***]	[***]	[***]	[***]
12	Wal-Mart	[***]	[***]	[***]	[***]	[***]
13	Wal-Mart	[***]	[***]	[***]	[***]	[***]
14	Wal-Mart	[***]	[***]	[***]	[***]	[***]
15	Wal-Mart	[***]	[***]	[***]	[***]	[***]
16	Wal-Mart	[***]	[***]	[***]	[***]	[***]
17	Wal-Mart	[***]	[***]	[***]	[***]	[***]
18	Wal-Mart	[***]	[***]	[***]	[***]	[***]
19	Wal-Mart	[***]	[***]	[***]	[***]	[***]
20	Wal-Mart	[***]	[***]	[***]	[***]	[***]
21	Wal-Mart	[***]	[***]	[***]	[***]	[***]
22	Wal-Mart	[***]	[***]	[***]	[***]	[***]
23	Wal-Mart	[***]	[***]	[***]	[***]	[***]
24	Wal-Mart	[***]	[***]	[***]	[***]	[***]
25	Wal-Mart	[***]	[***]	[***]	[***]	[***]
26	Wal-Mart	[***]	[***]	[***]	[***]	[***]

Total			[***]	[***]	[***]	[***]

[***] Confidential Treatment Requested

43	EQUITY CAPITAL CONTRIBUTION AGREEMENT (BLOOM)

ANNEX 1-B

Base Case Model

[Provided separately]

44	EQUITY CAPITAL CONTRIBUTION AGREEMENT (BLOOM)

ANNEX 2

Insurance Requirements

[Provided separately]

45	EQUITY CAPITAL CONTRIBUTION AGREEMENT (BLOOM)

ANNEX 3

List of All Contracts

(terms as defined in this Agreement, unless noted otherwise)

1.	AT&T Power Purchase Agreement

2.	Site Leases

3.	Wal-Mart Power Purchase Agreement

4.	Wal-Mart Gas Supply Agreement

5.	Wal-Mart REC Agreement

6.	MESPA

7.	MOMA

8.	ASA

9.	Facility Company LLC Agreement

10.	Interparty Agreement

11.	Agreement with SAIC Energy, Environment & Infrastructure, LLC for Use of Work Products in connection with PPA III

12.	Credit Agreement, dated as of the date hereof, 2012 (the “Credit Agreement”), among the Facility Company, the Facility Lenders, the administrative agent under the Financing Documents and the collateral agent under the Financing Documents

13.	Security Agreement (as defined in the Credit Agreement)

14.	Pledge Agreement (as defined in the Credit Agreement)

15.	Equity Contribution Tri-Party Agreement (as defined in the Credit Agreement)

16.	IP License (as defined in the Credit Agreement)

17.	IP License Security Agreement (as defined in the Credit Agreement)

46	EQUITY CAPITAL CONTRIBUTION AGREEMENT (BLOOM)

ANNEX 4

“Knowledge” Persons

[***]

[***]

[***]

[***]

[***]

[***] Confidential Treatment Requested

47	EQUITY CAPITAL CONTRIBUTION AGREEMENT (BLOOM)

ANNEX 5

Form of Interparty Agreement

[Executed copy provided separately]

48	EQUITY CAPITAL CONTRIBUTION AGREEMENT (BLOOM)

ANNEX 6

Third Party Consents and Approvals

Governmental Approvals:

Following are the Governmental Approvals and their status required for the execution and performance of this Agreement:

None.

Following are the Governmental Approvals and their status required for the purchase, sale, installation and operation of the Facilities:

Permit	Scope	Status
Building Permits	Authorizes specific construction activities, such as installation of concrete pads	Obtained prior to construction and installation of servers

Planning Commission Approval	Authorizes installation of Facilities	Obtained prior to construction and installation of servers

Air Resources Board Certification	Authorizes use, purchase and sale of equipment installed in Facilities	Order DG-037, covering ES- 5000, dated June 14, 2012; Order DG-036, covering ES- 5700,” dated September 21, 2011; ES-5400 application complete and pending; other certifications to be obtained before equipment is sold or used in California.

49	EQUITY CAPITAL CONTRIBUTION AGREEMENT (BLOOM)

ANNEX 7

[Reserved]

50	EQUITY CAPITAL CONTRIBUTION AGREEMENT (BLOOM)

ANNEX 8

Forms of Opinions

[Executed copies provided separately]

51	EQUITY CAPITAL CONTRIBUTION AGREEMENT (BLOOM)

ANNEX 9

Form of Estoppel Certificate

[to be copies of the consents the Bloom entities are delivering to the lender]

52	EQUITY CAPITAL CONTRIBUTION AGREEMENT (BLOOM)

ANNEX 10

[Reserved]

53	EQUITY CAPITAL CONTRIBUTION AGREEMENT (BLOOM)

ANNEX 11

Affiliate Transactions

(terms as defined in this Agreement, unless noted otherwise)

1.	Wal-Mart REC Agreement

2.	MESPA

3.	MOMA

4.	ASA

5.	Facility Company LLC Agreement

6.	Pledge Agreement (as defined in the Credit Agreement)

7.	Equity Contribution Tri-Party Agreement (as defined in the Credit Agreement)

8.	IP License (as defined in the Credit Agreement)

9.	IP License Security Agreement (as defined in the Credit Agreement)

54	EQUITY CAPITAL CONTRIBUTION AGREEMENT (BLOOM)

ANNEX 12

Tax Matters

None.

55	EQUITY CAPITAL CONTRIBUTION AGREEMENT (BLOOM)

ANNEX 13

Forms of Financing Documents

[Provided separately]

56	EQUITY CAPITAL CONTRIBUTION AGREEMENT (BLOOM)

ANNEX 14

Form of Amended and Restated Facility Company LLC Agreement

[Executed copy provided separately]

57	EQUITY CAPITAL CONTRIBUTION AGREEMENT (BLOOM)

ANNEX 15-A

Preliminary Form of Quarterly Renewable Energy Certificate

[To be in a form similar as the form of quarterly renewable energy certificate that the Investor previous shared with the Class B Member for other renewable energy technologies but adapted to the fuel cell technology and to include also

1.	a representation by the Class B Member that the value of non-new parts installed in any System do not exceed 80% of the fair market value in the year of such determination. Such fair market value be determined based on the Appraisal, reducing each year in an equal increment so that the fair market value on the sixth anniversary of the True Up Funding Date shall be 65% of the fair market value of such System as determined pursuant to the Appraisal and

2.	a report by the Class B Member as to the value of any component of any System replaced that has at the time of replacement has standard cost in excess of $[***]]

ANNEX 15-B

Preliminary Form of Renewable Energy Monthly Report

[To be in a form similar as the form of renewable energy monthly report that the Investor previous shared with the Class B Member for other renewable energy technologies but adapted to the fuel cell technology.]

[***] Confidential Treatment Requested

58	EQUITY CAPITAL CONTRIBUTION AGREEMENT (BLOOM)